UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 to June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888 or going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES FUND
COMMODITIES STRATEGY FUND	51
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	62
OTHER INFORMATION	85
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	97
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	104
LIQUIDITY RISK MANAGEMENT PROGRAM	109

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the semi-annual period ended June 30, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2020

change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject to a number of risks may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.

The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) index, which began the year at 3,230, peaked at 3,386 on February 19, 2020, before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return for the six-months ended June 30, 2020 was -3.08%.

The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.

Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.

Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2020

infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

For the six months ended June 30, 2020, the S&P 500 Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2019 and ending June 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	1.75%	4.52%	$ 1,000.00	$ 1,045.20	$ 8.90
C-Class	2.52%	4.11%	1,000.00	1,041.10	12.79
P-Class	1.86%	4.50%	1,000.00	1,045.00	9.46
Institutional Class	1.63%	4.63%	1,000.00	1,046.30	8.29
Commodities Strategy Fund
A-Class	1.62%	(35.90%)	1,000.00	641.00	6.61
C-Class	2.39%	(36.13%)	1,000.00	638.70	9.74
H-Class	1.62%	(35.89%)	1,000.00	641.10	6.61

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	1.75%	5.00%	$ 1,000.00	$ 1,016.16	$ 8.77
C-Class	2.52%	5.00%	1,000.00	1,012.33	12.61
P-Class	1.86%	5.00%	1,000.00	1,015.61	9.32
Institutional Class	1.63%	5.00%	1,000.00	1,016.76	8.17
Commodities Strategy Fund
A-Class	1.62%	5.00%	1,000.00	1,016.81	8.12
C-Class	2.39%	5.00%	1,000.00	1,012.98	11.96
H-Class	1.62%	5.00%	1,000.00	1,016.81	8.12

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses which include interest and dividend expenses related to securities sold short. Excluding short interest and dividend expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.38%, 2.13%, 1.38% and 1.13% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2019 to June 30, 2020.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2020

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	17.2%
Guggenheim Strategy Fund II	7.8%
Tiffany & Co.	2.8%
Caesars Entertainment Corp.	1.9%
Legg Mason, Inc.	1.8%
Guggenheim Strategy Fund III	1.6%
Wright Medical Group N.V.	1.5%
Advanced Disposal Services, Inc.	1.4%
Delphi Technologies plc	1.2%
TD Ameritrade Holding Corp.	1.1%
Top Ten Total	38.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	4.52%	5.52%	1.70%	2.79%
A-Class Shares with sales charge‡	(0.44%)	0.50%	0.71%	2.29%
C-Class Shares	4.11%	4.72%	0.97%	2.03%
C-Class Shares with CDSC§	3.11%	3.72%	0.97%	2.03%
P-Class Shares	4.50%	5.50%	1.74%	2.81%
Institutional Class Shares	4.63%	5.79%	1.96%	3.05%
S&P 500 Index	(3.08%)	7.51%	10.73%	13.99%
HFRX Global Hedge Fund Index	(1.09%)	3.09%	0.71%	1.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 21.7%

Consumer, Cyclical - 5.9%
Tiffany & Co.[1]	11,759	$1,433,694
Caesars Entertainment Corp.*,1	80,458	975,956
Delphi Technologies plc*,1	45,035	639,947
Total Consumer, Cyclical		3,049,597

Communications - 5.1%
TD Ameritrade Holding Corp.[1]	17,058	620,570
E*TRADE Financial Corp.[1]	11,943	593,926
Acacia Communications, Inc.*,1	8,309	558,282
LogMeIn, Inc.	6,365	539,561
Cincinnati Bell, Inc.*,1	22,356	331,986
Total Communications		2,644,325

Financial - 3.8%
Legg Mason, Inc.[1]	18,814	935,997
Willis Towers Watson plc	1,342	264,307
IBERIABANK Corp.	5,458	248,557
Taubman Centers, Inc. REIT	5,353	202,129
Franklin Financial Network, Inc.[1]	7,715	198,661
Genworth Financial, Inc. — Class A*	38,492	88,916
Total Financial		1,938,567

Consumer, Non-cyclical - 2.8%
Wright Medical Group N.V.*,1	25,538	758,989
Craft Brew Alliance, Inc.*,1	31,601	486,339
Portola Pharmaceuticals, Inc.*,1	12,020	216,240
Total Consumer, Non-cyclical		1,461,568

Technology - 1.6%
ForeScout Technologies, Inc.*	22,808	483,530
Fitbit, Inc. — Class A*,1	49,778	321,566
Total Technology		805,096

Industrial - 1.4%
Advanced Disposal Services, Inc.*,1	24,036	725,166

Utilities - 1.1%
El Paso Electric Co.	8,782	588,394

Total Common Stocks
(Cost $11,642,275)		11,212,713

RIGHTS† - 0.1%
Consumer, Non-cyclical - 0.1%
Bristol-Myers Squibb Co.	6,173	22,100
Lantheus Holdings, Inc.*	42,000	—
Alexion Pharmaceuticals, Inc.*,†††,2	34,843	—
Total Rights
(Cost $14,198)		22,100

MUTUAL FUNDS† - 26.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	895,949	8,887,818
Guggenheim Strategy Fund II3	163,590	4,045,575
Guggenheim Strategy Fund III[3]	33,323	826,410
Total Mutual Funds
(Cost $13,767,471)		13,759,803

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
CLOSED-END FUNDS† - 7.3%
Cushing MLP & Infrastructure Total Return Fund	3,159	$57,613
Nuveen Virginia Quality Municipal Income Fund	2,709	38,685
BlackRock MuniHoldings California Quality Fund, Inc.	2,646	37,388
BlackRock New York Municipal Income Trust II	2,701	37,139
BlackRock Muni Intermediate Duration Fund, Inc.	2,665	36,777
Nuveen Arizona Quality Municipal Income Fund	2,695	36,652
AllianceBernstein National Municipal Income Fund, Inc.	2,730	36,445
Nuveen Quality Municipal Income Fund	2,595	36,382
BlackRock MuniYield New Jersey Fund, Inc.	2,663	36,243
Nuveen Georgia Quality Municipal Income Fund	2,967	36,197
Invesco Pennsylvania Value Municipal Income Trust	3,044	36,132
DWS Municipal Income Trust	3,342	36,094
Adams Diversified Equity Fund, Inc.	2,411	35,948
Nuveen California AMT-Free Quality Municipal Income Fund	2,398	35,802
Nuveen California Municipal Value Fund 2	2,482	35,790
Invesco California Value Municipal Income Trust	3,063	35,776
Eaton Vance New York Municipal Bond Fund	3,046	35,638
Federated Hermes Premier Municipal Income Fund	2,671	35,257
BlackRock MuniYield Pennsylvania Quality Fund	2,582	35,038
RMR Real Estate Income Fund	2,970	34,630
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	2,564	34,332
BlackRock MuniHoldings Quality Fund II, Inc.	2,765	34,258
BlackRock MuniHoldings Investment Quality Fund	2,632	34,032
Nuveen Ohio Quality Municipal Income Fund	2,223	33,367
Nuveen Michigan Quality Municipal Income Fund	2,418	33,078
Delaware Investments Minnesota Municipal Income Fund II, Inc.	2,603	32,928
BlackRock Municipal Income Quality Trust	2,390	32,743

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Adams Natural Resources Fund, Inc.	2,841	$32,274
Western Asset Intermediate Muni Fund, Inc.	3,759	32,177
Pioneer Municipal High Income Advantage Trust	3,028	31,824
Eaton Vance New York Municipal Income Trust	2,466	31,146
Neuberger Berman MLP & Energy Income Fund, Inc.	10,167	29,891
Tortoise Power and Energy Infrastructure Fund, Inc.	3,243	29,284
Salient Midstream & MLP Fund	7,018	28,984
Kayne Anderson Midstream/Energy Fund, Inc.	6,357	28,797
Kayne Anderson MLP/Midstream Investment Co.	5,404	28,533
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	13,162	27,772
First Trust New Opportunities MLP & Energy Fund	6,281	27,008
Tortoise Pipeline & Energy Fund, Inc.	1,868	26,208
Eaton Vance California Municipal Income Trust	1,511	19,915
MFS Investment Grade Municipal Trust	2,098	19,795
BlackRock MuniYield California Quality Fund, Inc.	1,409	19,543
Eaton Vance Municipal Income Trust	1,560	19,484
BlackRock MuniHoldings New York Quality Fund, Inc.	1,459	19,376
Nuveen New York AMT-Free Quality Municipal Income Fund	1,494	19,243
Invesco Value Municipal Income Trust	1,331	19,233
BlackRock MuniHoldings Quality Fund, Inc.	1,583	19,218
Invesco Advantage Municipal Income Trust II	1,837	19,215
Nuveen Pennsylvania Quality Municipal Income Fund	1,415	19,202
Nuveen New York Quality Municipal Income Fund	1,421	19,169
Nuveen AMT-Free Quality Municipal Income Fund	1,378	19,154
Tri-Continental Corp.	774	19,126
BlackRock MuniYield New York Quality Fund, Inc.	1,525	19,124
BlackRock New York Municipal Income Quality Trust	1,443	19,048
Nuveen California Quality Municipal Income Fund	1,333	19,022
Pioneer Municipal High Income Trust	1,673	18,888

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
China Fund, Inc.	814	$18,177
Gabelli Global Small and Mid Capital Value Trust	1,855	16,472
Miller/Howard High Dividend Fund	2,668	16,275
GDL Fund	1,968	16,197
Voya Asia Pacific High Dividend Equity Income Fund	2,043	15,660
Templeton Dragon Fund, Inc.	760	15,337
Templeton Emerging Markets Fund/United States	1,113	15,226
Aberdeen Japan Equity Fund, Inc.	1,963	15,213
BlackRock MuniYield Michigan Quality Fund, Inc.	1,120	15,187
Nuveen Municipal Credit Income Fund	1,024	15,114
Aberdeen Income Credit Strategies Fund	1,676	15,000
Eaton Vance California Municipal Bond Fund	1,346	14,981
Aberdeen Australia Equity Fund, Inc.	3,343	14,943
Wells Fargo Multi-Sector Income Fund	1,351	14,874
Invesco High Income Trust II	1,243	14,854
Royce Micro-Capital Trust, Inc.	2,060	14,832
Nuveen Maryland Quality Municipal Income Fund	1,151	14,825
Lazard Global Total Return and Income Fund, Inc.	1,052	14,823
Eaton Vance Municipal Bond Fund	1,165	14,819
Credit Suisse Asset Management Income Fund, Inc.	5,460	14,797
Nuveen Massachusetts Quality Municipal Income Fund	1,075	14,771
Neuberger Berman New York Municipal Fund, Inc.	1,274	14,753
Aberdeen Global Premier Properties Fund	3,164	14,744
Credit Suisse High Yield Bond Fund	7,372	14,744
First Trust Aberdeen Emerging Opportunity Fund	1,246	14,715
Voya Emerging Markets High Income Dividend Equity Fund	2,361	14,662
Wells Fargo Global Dividend Opportunity Fund	3,385	14,657
Source Capital, Inc.	443	14,656
Neuberger Berman California Municipal Fund, Inc.	1,139	14,653
AllianzGI Equity & Convertible Income Fund	651	14,635
Clough Global Opportunities Fund	1,680	14,633

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
First Trust MLP and Energy Income Fund	2,604	$14,608
Western Asset Inflation - Linked Securities & Income Fund	1,240	14,607
BlackRock Resources & Commodities Strategy Trust	2,381	14,596
Goldman Sachs MLP Income Opportunities Fund	1,522	14,581
Voya Infrastructure Industrials and Materials Fund	1,615	14,567
Royce Value Trust, Inc.	1,161	14,559
Nuveen Diversified Dividend & Income Fund	1,883	14,556
PGIM Global High Yield Fund, Inc.	1,144	14,552
CBRE Clarion Global Real Estate Income Fund	2,437	14,549
BlackRock MuniYield California Fund, Inc.	1,041	14,501
New Germany Fund, Inc.	955	14,497
BlackRock MuniYield Quality Fund II, Inc.	1,135	14,494
BlackRock Limited Duration Income Trust	1,038	14,459
Virtus Global Multi-Sector Income Fund	1,299	14,458
Western Asset Global High Income Fund, Inc.	1,559	14,421
Clough Global Equity Fund	1,354	14,420
Western Asset Emerging Markets Debt Fund, Inc.	1,170	14,414
Western Asset Inflation-Linked Opportunities & Income Fund	1,315	14,412
Cohen & Steers Quality Income Realty Fund, Inc.	1,317	14,395
Neuberger Berman Real Estate Securities Income Fund, Inc.	3,965	14,393
Nuveen New Jersey Quality Municipal Income Fund	1,086	14,390
Delaware Enhanced Global Dividend & Income Fund	1,780	14,382
PGIM High Yield Bond Fund, Inc.	1,085	14,354
Ivy High Income Opportunities Fund	1,277	14,354
Nuveen Real Estate Income Fund	1,918	14,327
General American Investors Company, Inc.	450	14,318
Ellsworth Growth and Income Fund Ltd.	1,246	14,317
BNY Mellon High Yield Strategies Fund	5,586	14,300
BlackRock Corporate High Yield Fund, Inc.	1,406	14,299
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,679	14,255

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Sprott Focus Trust, Inc.	2,413	$14,237
BlackRock MuniYield Quality Fund III, Inc.	1,093	14,231
Western Asset Municipal Partners Fund, Inc.	1,005	14,221
First Trust Aberdeen Global Opportunity Income Fund	1,431	14,195
BlackRock Municipal 2030 Target Term Trust	597	14,185
European Equity Fund, Inc.	1,702	14,161
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,227	14,160
Swiss Helvetia Fund, Inc.	1,806	14,159
BlackRock Multi-Sector Income Trust	981	14,136
Gabelli Healthcare & WellnessRx Trust	1,403	14,086
Voya International High Dividend Equity Income Fund	3,399	14,038
Nuveen Senior Income Fund	2,984	14,025
Bancroft Fund Ltd.	588	14,024
Gabelli Dividend & Income Trust	796	14,010
Nuveen Global High Income Fund	1,056	13,992
Nuveen Floating Rate Income Fund	1,771	13,991
Clough Global Dividend and Income Fund	1,628	13,984
Nuveen Real Asset Income and Growth Fund	1,197	13,981
Invesco Trust for Investment Grade New York Municipals	1,147	13,971
Western Asset High Yield Defined Opportunity Fund, Inc.	999	13,956
AllianceBernstein Global High Income Fund, Inc.	1,381	13,948
LMP Capital and Income Fund, Inc.	1,392	13,934
Western Asset High Income Opportunity Fund, Inc.	3,015	13,929
Wells Fargo Income Opportunities Fund	1,983	13,921
MFS Multimarket Income Trust	2,494	13,916
Invesco Senior Income Trust	4,011	13,878
Mexico Fund, Inc.	1,415	13,876
Nuveen Tax-Advantaged Total Return Strategy Fund	1,720	13,863
Western Asset High Income Fund II, Inc.	2,233	13,845
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,735	13,828
BlackRock Floating Rate Income Trust	1,259	13,824
Tekla Healthcare Investors	648	13,822

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen Floating Rate Income Opportunity Fund	1,759	$13,808
BlackRock Credit Allocation Income Trust	1,045	13,794
Franklin Universal Trust	2,067	13,766
BlackRock Floating Rate Income Strategies Fund, Inc.	1,230	13,751
Nuveen Short Duration Credit Opportunities Fund	1,165	13,735
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,614	13,697
Duff & Phelps Utility and Infrastructure Fund, Inc.	1,247	13,692
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,422	13,684
First Trust High Income Long/Short Fund	1,020	13,535
Dividend and Income Fund	1,324	13,478
First Trust Senior Floating Rate Income Fund II	1,237	13,471
Nuveen Credit Strategies Income Fund	2,305	13,461
John Hancock Investors Trust	865	13,416
BlackRock Debt Strategies Fund, Inc.	1,424	13,286
Macquarie Global Infrastructure Total Return Fund, Inc.	753	13,260
Tekla Healthcare Opportunities Fund	744	13,243
BlackRock MuniYield Arizona Fund, Inc.	936	13,160
Aberdeen Global Income Fund, Inc.	2,091	12,922
Calamos Convertible Opportunities and Income Fund	1,212	12,896
AllianzGI Convertible & Income Fund II	3,288	12,856
BlackRock MuniYield Investment Quality Fund	990	12,840
BlackRock Municipal Income Investment Trust	1,007	12,819
Eaton Vance Tax-Advantaged Global Dividend Income Fund	887	12,666
BlackRock MuniYield Fund, Inc.	931	12,652
BlackRock Strategic Municipal Trust	962	12,612
Royce Global Value Trust, Inc.	1,089	12,600
MFS High Income Municipal Trust	2,694	12,554
BlackRock MuniEnhanced Fund, Inc.	1,144	12,538
Franklin Limited Duration Income Trust	1,482	12,538
Nuveen AMT-Free Municipal Value Fund	801	12,536

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
AllianzGI Convertible & Income Fund	2,857	$12,514
BlackRock MuniHoldings Fund II, Inc.	872	12,496
First Trust Energy Infrastructure Fund	1,247	12,495
Liberty All-Star Equity Fund	2,184	12,492
Nuveen AMT-Free Municipal Credit Income Fund	817	12,484
BlackRock MuniVest Fund II, Inc.	920	12,475
Insight Select Income Fund	634	12,458
Voya Prime Rate Trust	3,057	12,442
Western Asset Municipal High Income Fund, Inc.	1,742	12,403
GAMCO Global Gold Natural Resources & Income Trust	3,597	12,374
Invesco Municipal Opportunity Trust	1,042	12,358
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,706	12,351
Invesco Municipal Trust	1,047	12,313
BlackRock MuniVest Fund, Inc.	1,463	12,289
BlackRock MuniHoldings Fund, Inc.	822	12,264
Western Asset Managed Municipals Fund, Inc.	1,017	12,214
Invesco Trust for Investment Grade Municipals	1,014	12,209
Invesco Quality Municipal Income Trust	1,024	12,206
BlackRock Energy and Resources Trust	1,678	12,132
Nuveen Core Equity Alpha Fund	989	12,066
Nuveen Tax-Advantaged Dividend Growth Fund	943	12,042
Nuveen New York Select Tax-Free Income Portfolio	936	12,009
John Hancock Tax-Advantaged Dividend Income Fund	617	11,883
Herzfeld Caribbean Basin Fund, Inc.	3,177	11,755
Duff & Phelps Select MLP and Midstream Energy Fund, Inc.	21,452	11,584
First Trust Energy Income and Growth Fund	1,056	11,426
Goldman Sachs MLP Energy and Renaissance Fund	1,444	10,938
ClearBridge Energy Midstream Opportunity Fund, Inc.	4,598	10,851
Tortoise Energy Infrastructure Corp.	654	10,484
ClearBridge MLP & Midstream Fund, Inc.	3,279	10,460

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Center Coast Brookfield MLP & Energy Infrastructure Fund	10,364	$9,620
Total Closed-End Funds
(Cost $3,856,467)		3,778,261

	Face Amount
U.S. TREASURY BILLS†† - 10.1%
U.S. Treasury Bills
0.16% due 10/01/20[4,5]	$4,000,000	3,998,415
0.15% due 07/23/20[5,6]	1,191,000	1,190,911
Total U.S. Treasury Bills
(Cost $5,189,240)		5,189,326

REPURCHASE AGREEMENTS††,7 - 30.0%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	8,603,188	8,603,188
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,562,970	3,562,970
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,349,192	3,349,192
Total Repurchase Agreements
(Cost $15,515,350)		15,515,350

Total Investments — 95.8%
(Cost $49,985,001)		49,477,553

COMMON STOCKS SOLD SHORT† - (5.7)%

Consumer, Cyclical - (1.9)%
Eldorado Resorts, Inc.*	7,233	(289,754)
BorgWarner, Inc.	19,397	(684,714)
Total Consumer, Cyclical		(974,468)

Financial - (3.8)%
FB Financial Corp.	7,445	(184,412)
First Horizon National Corp.	25,019	(249,189)
Aon plc — Class A	1,449	(279,077)
Morgan Stanley	12,459	(601,770)
Charles Schwab Corp.	18,486	(623,718)
Total Financial		(1,938,166)

Total Common Stocks Sold Short
(Proceeds $2,881,856)		(2,912,634)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (7.9)%
iShares Mortgage Real Estate ETF	236	(5,867)
iShares Preferred & Income Securities ETF	283	(9,803)
iShares 3-7 Year Treasury Bond ETF	82	(10,961)
iShares MBS ETF	100	(11,070)
Materials Select Sector SPDR Fund	214	(12,059)
iShares MSCI Japan ETF	283	(15,542)
iShares MSCI Brazil ETF	562	(16,163)
Financial Select Sector SPDR Fund	849	(19,646)
Industrial Select Sector SPDR Fund	299	(20,541)
Consumer Discretionary Select Sector SPDR Fund	163	(20,817)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
iShares MSCI South Korea ETF	385	$(21,995)
iShares MSCI Hong Kong ETF	1,348	(28,807)
Technology Select Sector SPDR Fund	316	(33,019)
iShares Core U.S. Aggregate Bond ETF	325	(38,418)
iShares iBoxx $ Investment Grade Corporate Bond ETF	402	(54,069)
iShares MSCI Emerging Markets ETF	1,428	(57,106)
Health Care Select Sector SPDR Fund	616	(61,643)
SPDR Gold Shares — Class D*	382	(63,935)
iShares MSCI Mexico ETF	2,073	(66,087)
iShares Silver Trust*	4,519	(76,868)
SPDR S&P 500 ETF Trust	300	(92,508)
Utilities Select Sector SPDR Fund	1,697	(95,762)
iShares S&P GSCI Commodity Indexed Trust	9,379	(97,260)
Consumer Staples Select Sector SPDR Fund	1,826	(107,077)
iShares Russell 2000 Index ETF	839	(120,128)
iShares MSCI EAFE ETF	2,249	(136,897)
iShares JP Morgan USD Emerging Markets Bond ETF	1,509	(164,813)
iShares U.S. Real Estate ETF	2,177	(171,569)
iShares 7-10 Year Treasury Bond ETF	1,595	(194,383)
Energy Select Sector SPDR Fund	10,472	(396,365)
iShares iBoxx High Yield Corporate Bond ETF	7,614	(621,455)
iShares National Muni Bond ETF	10,710	(1,235,933)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,198,756)		(4,078,566)

Total Securities Sold Short - (13.6)%
(Proceeds $7,080,612)		$(6,991,200)
Other Assets & Liabilities, net — 17.8%		9,206,755
Total Net Assets - 100.0%		$51,693,108

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts	120	Sep 2020	$12,284,097	$44,882
Canadian Government 10 Year Bond Futures Contracts	44	Sep 2020	4,986,221	21,122
U.S. Treasury 10 Year Note Futures Contracts	32	Sep 2020	4,453,000	17,891
U.S. Treasury Long Bond Futures Contracts	5	Sep 2020	892,500	3,760
Euro - BTP Italian Government Bond Futures Contracts††	2	Sep 2020	322,671	3,211
U.S. Treasury Ultra Long Bond Futures Contracts	2	Sep 2020	436,188	2,704
Euro - 30 year Bond Futures Contracts	2	Sep 2020	490,862	994
Long Gilt Futures Contracts††	7	Sep 2020	1,191,951	(1,933)
			$25,057,490	$92,631
Commodity Futures Contracts Purchased†
Corn Futures Contracts	49	Sep 2020	$834,838	$28,640
Gold 100 oz. Futures Contracts	3	Aug 2020	539,370	6,721
Natural Gas Futures Contracts	23	Jul 2020	403,420	4,459
Natural Gas Futures Contracts	8	Aug 2020	143,280	1,150
Live Cattle Futures Contracts	15	Aug 2020	579,150	(241)
Soybean Oil Futures Contracts	8	Dec 2020	137,808	(738)
Sugar #11 Futures Contracts	104	Apr 2021	1,431,539	(10,211)
Gasoline RBOB Futures Contracts	12	Sep 2020	559,742	(11,135)
			$4,629,147	$18,645
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2020	$202,675	$(197)
CBOE Volatility Index Futures Contracts	6	Nov 2020	183,300	(4,122)
CBOE Volatility Index Futures Contracts	27	Dec 2020	784,350	(14,976)
			$1,170,325	$(19,295)
Currency Futures Contracts Purchased†
New Zealand Dollar Futures Contracts	2	Sep 2020	$129,040	$755
Euro FX Futures Contracts	5	Sep 2020	703,281	(107)
Canadian Dollar Futures Contracts	27	Sep 2020	1,989,090	(7,346)
Japanese Yen Futures Contracts	43	Sep 2020	4,982,625	(21,739)
British Pound Futures Contracts	37	Sep 2020	2,866,344	(38,817)
			$10,670,380	$(67,254)
Commodity Futures Contracts Sold Short†
Sugar #11 Futures Contracts	90	Feb 2021	$1,266,048	$18,533
Hard Red Winter Wheat Futures Contracts	17	Sep 2020	374,425	12,279
Natural Gas Futures Contracts	50	Sep 2020	943,500	6,373
Wheat Futures Contracts	14	Sep 2020	344,575	6,341
Gasoline RBOB Futures Contracts	10	Jul 2020	507,066	6,216
Cocoa Futures Contracts	9	Sep 2020	196,650	4,682
Sugar #11 Futures Contracts	16	Sep 2020	214,502	4,010
Lean Hogs Futures Contracts	6	Aug 2020	117,240	3,543

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
LME Nickel Futures Contracts	1	Aug 2020	$76,689	$1,224
Brent Crude Futures Contracts	2	Jul 2020	82,700	1,077
LME Primary Aluminum Futures Contracts	8	Aug 2020	321,650	676
Live Cattle Futures Contracts	20	Dec 2020	830,400	538
WTI Crude Futures Contracts	1	Jul 2020	39,350	427
Silver Futures Contracts	1	Sep 2020	92,850	297
NY Harbor ULSD Futures Contracts	2	Jul 2020	99,893	234
Low Sulphur Gas Oil Futures Contracts	2	Aug 2020	71,050	(170)
LME Lead Futures Contracts	4	Aug 2020	176,925	(212)
Soybean Meal Futures Contracts	9	Dec 2020	266,580	(297)
Cotton #2 Futures Contracts	4	Dec 2020	122,000	(533)
LME Zinc Futures Contracts	2	Aug 2020	102,100	(631)
Soybean Futures Contracts	14	Nov 2020	617,400	(3,387)
Cattle Feeder Futures Contracts	5	Aug 2020	333,125	(3,542)
Coffee ‘C’ Futures Contracts	9	Sep 2020	341,381	(6,164)
Corn Futures Contracts	102	Mar 2021	1,839,825	(29,685)
			$9,377,924	$21,829
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	20	Oct 2020	$661,200	$12,603
CBOE Volatility Index Futures Contracts	3	Aug 2020	95,100	5,712
Tokyo Stock Price Index Futures Contracts	1	Sep 2020	144,200	5,396
Hang Seng Index Futures Contracts††	1	Jul 2020	155,772	4,343
FTSE 100 Index Futures Contracts	2	Sep 2020	152,250	2,075
Euro STOXX 50 Index Futures Contracts	3	Sep 2020	108,879	1,379
S&P 500 Index Mini Futures Contracts	1	Sep 2020	154,213	1,323
IBEX 35 Index Futures Contracts††	1	Jul 2020	81,304	400
Russell 2000 Index Mini Futures Contracts	1	Sep 2020	71,820	(122)
Amsterdam Index Futures Contracts	1	Jul 2020	125,998	(216)
SPI 200 Index Futures Contracts	1	Sep 2020	101,463	(409)
CAC 40 10 Euro Index Futures Contracts	2	Jul 2020	110,936	(1,386)
S&P/TSX 60 IX Index Futures Contracts	1	Sep 2020	136,592	(1,909)
OMX Stockholm 30 Index Futures Contracts††	6	Jul 2020	107,830	(2,590)
DAX Index Futures Contracts	1	Sep 2020	346,774	(3,467)
FTSE MIB Index Futures Contracts	1	Sep 2020	108,857	(3,817)
			$2,663,188	$19,315
Interest Rate Futures Contracts Sold Short†
Euro - OATS Futures Contracts††	14	Sep 2020	$2,632,101	$5,818
Euro - Bund Futures Contracts	19	Sep 2020	3,762,201	(3,136)
			$6,394,302	$2,682

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	16	Sep 2020	$1,104,320	1,703
Swiss Franc Futures Contracts	62	Sep 2020	8,197,175	(21,561)
			$9,301,495	$(19,858)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	0.48% (Federal Funds Effective Rate + 0.40%)	At Maturity	08/31/23	$3,670,173	$270,251
Goldman Sachs International	GS Equity Market Neutral Custom Basket	0.53% (Federal Funds Effective Rate + 0.45%)	At Maturity	05/06/24	3,670,181	146,868
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	0.48% (Federal Funds Effective Rate + 0.40%)	At Maturity	08/31/23	6,466,963	(74,464)
Goldman Sachs International	GS Long/Short Equity Custom Basket	0.53% (Federal Funds Effective Rate + 0.45%)	At Maturity	05/06/24	6,466,963	(109,272)
					$20,274,280	$233,383
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Long/Short Equity Custom Basket	(0.12)% (Federal Funds Effective Rate - 0.20%)	At Maturity	05/06/24	$3,945,657	$(59,664)
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	(0.22)% (Federal Funds Effective Rate - 0.30%)	At Maturity	08/31/23	3,968,410	(52,573)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	(0.22)% (Federal Funds Effective Rate - 0.30%)	At Maturity	08/31/23	3,800,442	42,597
Goldman Sachs International	GS Equity Market Neutral Custom Basket	(0.12)% (Federal Funds Effective Rate - 0.20%)	At Maturity	05/06/24	3,822,675	46,491
					$15,537,184	$(23,149)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	5,137	8.03%	$141,745
Invitation Homes, Inc.	6,543	4.91%	36,001
Equity LifeStyle Properties, Inc.	2,707	4.61%	31,550
Sun Communities, Inc.	1,295	4.79%	31,117
VEREIT, Inc.	23,169	4.06%	28,842
Terreno Realty Corp.	2,758	3.96%	23,253
Rexford Industrial Realty, Inc.	3,517	3.97%	21,249
Regency Centers Corp.	3,098	3.87%	17,763
Healthcare Trust of America, Inc. — Class A	6,451	4.66%	13,992
Innovative Industrial Properties, Inc.	2,083	5.00%	13,536
AGNC Investment Corp.	14,689	5.16%	3,618
Healthpeak Properties, Inc.	4,403	3.31%	2,500
Cousins Properties, Inc.	5,096	4.14%	1,333
Equinix, Inc.	156	2.99%	1,043
Mid-America Apartment Communities, Inc.	1,293	4.04%	866
Weingarten Realty Investors	7,875	4.06%	719
Life Storage, Inc.	1,545	4.00%	(171)
Sunstone Hotel Investors, Inc.	8,412	1.87%	(296)
American Homes 4 Rent — Class A	6,570	4.82%	(3,165)
MGM Growth Properties LLC — Class A	4,943	3.66%	(7,584)
Sabra Health Care REIT, Inc.	10,200	4.01%	(17,680)
Highwoods Properties, Inc.	3,509	3.57%	(18,295)
Ventas, Inc.	2,429	2.42%	(20,330)
Federal Realty Investment Trust	1,761	4.09%	(31,355)
Total MS Equity Market Neutral Long Custom Basket			$270,251

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Piedmont Office Realty Trust, Inc. — Class A	10,394	(4.55)%	$38,251
RLJ Lodging Trust	10,748	(2.67)%	37,172
Kimco Realty Corp.	15,372	(5.19)%	33,333
CBRE Group, Inc. — Class A	1,447	(1.72)%	4,939
Jones Lang LaSalle, Inc.	650	(1.77)%	4,296
Service Properties Trust	6,762	(1.26)%	2,219
Industrial Logistics Properties Trust	6,483	(3.51)%	1,830
Paramount Group, Inc.	23,661	(4.80)%	568
American Campus Communities, Inc.	4,201	(3.86)%	151
Investors Real Estate Trust	3,138	(5.82)%	(260)
Public Storage	564	(2.85)%	(288)
Saul Centers, Inc.	857	(0.73)%	(352)
Digital Realty Trust, Inc.	781	(2.92)%	(406)
Retail Opportunity Investments Corp.	9,842	(2.93)%	(521)
Welltower, Inc.	2,831	(3.85)%	(677)
UDR, Inc.	3,932	(3.87)%	(702)
STAG Industrial, Inc.	4,974	(3.84)%	(706)

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hersha Hospitality Trust	9,565	(1.45)%	$(1,557)
Cushman & Wakefield plc	6,034	(1.98)%	(2,614)
Park Hotels & Resorts, Inc.	10,035	(2.61)%	(3,526)
Monmouth Real Estate Investment Corp.	14,177	(5.41)%	(5,202)
Brandywine Realty Trust	14,007	(4.01)%	(5,475)
Physicians Realty Trust	9,142	(4.21)%	(5,898)
Retail Properties of America, Inc. — Class A	21,538	(4.15)%	(10,818)
Brixmor Property Group, Inc.	9,005	(3.04)%	(16,452)
Kennedy-Wilson Holdings, Inc.	12,168	(4.87)%	(24,878)
Four Corners Property Trust, Inc.	4,080	(2.62)%	(25,044)
STORE Capital Corp.	5,898	(3.70)%	(26,936)
Total Financial			(9,553)

Exchange Traded Funds
Vanguard Real Estate ETF	2,814	(5.81)%	52,150
Total MS Equity Market Neutral Short Custom Basket			$42,597

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Safehold, Inc.	5,137	8.04%	$141,533
VEREIT, Inc.	23,169	4.05%	28,799
Regency Centers Corp.	3,098	3.87%	17,760
Invitation Homes, Inc.	6,543	4.91%	17,703
Innovative Industrial Properties, Inc.	2,083	5.00%	15,736

Healthcare Trust of America, Inc. — Class A	6,451	4.66%	13,028
Terreno Realty Corp.	2,758	3.96%	10,483
Sun Communities, Inc.	1,295	4.79%	4,738
Rexford Industrial Realty, Inc.	3,517	3.97%	4,570
AGNC Investment Corp.	14,689	5.16%	3,843
Cousins Properties, Inc.	5,096	4.14%	1,819
Equity LifeStyle Properties, Inc.	2,707	4.61%	1,177
Equinix, Inc.	156	2.99%	1,062
Weingarten Realty Investors	7,875	4.06%	748
Mid-America Apartment Communities, Inc.	1,293	4.04%	641
Life Storage, Inc.	1,545	4.00%	53
Sunstone Hotel Investors, Inc.	8,412	1.87%	(278)
American Homes 4 Rent — Class A	6,570	4.82%	(3,286)
MGM Growth Properties LLC — Class A	4,943	3.66%	(7,752)
Healthpeak Properties, Inc.	4,403	3.31%	(16,875)
Sabra Health Care REIT, Inc.	10,200	4.01%	(18,250)
Highwoods Properties, Inc.	3,509	3.57%	(18,398)
Ventas, Inc.	2,429	2.42%	(20,679)
Federal Realty Investment Trust	1,761	4.09%	(31,307)
Total GS Equity Market Neutral Long Custom Basket			$146,868

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Piedmont Office Realty Trust, Inc. — Class A	10,394	(4.54)%	$42,820
RLJ Lodging Trust	10,748	(2.65)%	36,420
Kimco Realty Corp.	15,372	(5.16)%	32,890
CBRE Group, Inc. — Class A	1,447	(1.71)%	4,850
Jones Lang LaSalle, Inc.	650	(1.76)%	4,262
Service Properties Trust	6,762	(1.25)%	2,264
Industrial Logistics Properties Trust	6,483	(3.49)%	1,883
Paramount Group, Inc.	23,661	(4.77)%	482
American Campus Communities, Inc.	4,201	(3.84)%	425
Welltower, Inc.	2,831	(3.83)%	(58)
Public Storage	564	(2.83)%	(301)
Retail Opportunity Investments Corp.	9,842	(2.92)%	(391)
Digital Realty Trust, Inc.	781	(2.90)%	(410)
Investors Real Estate Trust	3,165	(5.84)%	(467)
Saul Centers, Inc.	1,487	(1.26)%	(537)
UDR, Inc.	3,932	(3.84)%	(680)
STAG Industrial, Inc.	4,974	(3.82)%	(739)
Hersha Hospitality Trust	9,565	(1.44)%	(1,520)
Cushman & Wakefield plc	6,034	(1.97)%	(2,498)
Park Hotels & Resorts, Inc.	10,035	(2.60)%	(3,586)
Monmouth Real Estate Investment Corp.	14,177	(5.37)%	(5,187)
Physicians Realty Trust	9,142	(4.19)%	(6,035)
Brandywine Realty Trust	14,007	(3.99)%	(6,450)
Retail Properties of America, Inc. — Class A	21,538	(4.12)%	(10,185)
Brixmor Property Group, Inc.	9,005	(3.02)%	(16,486)
Four Corners Property Trust, Inc.	4,080	(2.60)%	(24,748)
Kennedy-Wilson Holdings, Inc.	12,168	(4.84)%	(24,955)
STORE Capital Corp.	5,898	(3.67)%	(26,758)
Total Financial			(5,695)

Exchange Traded Funds
Vanguard Real Estate ETF	2,814	(5.78)%	52,186
Total GS Equity Market Neutral Short Custom Basket			$46,491

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Eli Lilly & Co.	385	0.96%	$13,994
McKesson Corp.	430	1.02%	10,631
Kimberly-Clark Corp.	547	1.20%	8,025
Rent-A-Center, Inc.	969	0.42%	6,983
Amgen, Inc.	251	0.92%	6,622
Laboratory Corporation of America Holdings	150	0.39%	4,509
United Therapeutics Corp.	184	0.34%	4,313

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Herbalife Nutrition Ltd.	787	0.55%	$4,022
CVS Health Corp.	447	0.45%	3,750
United Rentals, Inc.	159	0.37%	3,399
Kellogg Co.	645	0.66%	3,017
General Mills, Inc.	739	0.70%	2,699
Cardinal Health, Inc.	1,094	0.88%	2,388
Gilead Sciences, Inc.	490	0.58%	1,852
Johnson & Johnson	472	1.03%	1,721
Alexion Pharmaceuticals, Inc.	148	0.26%	1,041
Incyte Corp.	267	0.43%	1,020
Molina Healthcare, Inc.	224	0.62%	808
JM Smucker Co.	341	0.56%	587
PepsiCo, Inc.	191	0.39%	226
Colgate-Palmolive Co.	672	0.76%	90
Campbell Soup Co.	1,029	0.79%	38
Abbott Laboratories	191	0.27%	31
Monster Beverage Corp.	249	0.27%	(249)
Procter & Gamble Co.	585	1.08%	(338)
Quest Diagnostics, Inc.	221	0.39%	(423)
UnitedHealth Group, Inc.	65	0.30%	(757)
Innoviva, Inc.	1,677	0.36%	(804)
Mondelez International, Inc. — Class A	707	0.56%	(972)
Kraft Heinz Co.	1,182	0.58%	(1,106)
DaVita, Inc.	278	0.34%	(1,299)
Post Holdings, Inc.	316	0.43%	(1,352)
Dentsply Sirona, Inc.	441	0.30%	(1,572)
TreeHouse Foods, Inc.	498	0.34%	(1,595)
Archer-Daniels-Midland Co.	887	0.55%	(1,651)
Tyson Foods, Inc. — Class A	364	0.34%	(1,856)
John B Sanfilippo & Son, Inc.	385	0.51%	(2,077)
Universal Health Services, Inc. — Class B	183	0.26%	(2,176)
Altria Group, Inc.	1,375	0.83%	(2,314)
Philip Morris International, Inc.	766	0.83%	(2,379)
Medtronic plc	716	1.02%	(2,866)
Henry Schein, Inc.	979	0.88%	(3,048)
Cigna Corp.	154	0.45%	(3,279)
Biogen, Inc.	88	0.36%	(3,420)
Ingredion, Inc.	813	1.04%	(3,575)
HCA Healthcare, Inc.	286	0.43%	(3,730)
Jazz Pharmaceuticals plc	364	0.62%	(3,767)
Pfizer, Inc.	1,228	0.62%	(4,097)
Molson Coors Beverage Co. — Class B	1,615	0.86%	(20,845)
Total Consumer, Non-cyclical			10,219

Basic Materials
Arconic Corp.	1	0.00%	(7)

Financial
Waddell & Reed Financial, Inc. — Class A	2,264	0.54%	4,620
Western Union Co.	1,734	0.58%	974
Piedmont Office Realty Trust, Inc. — Class A	2,909	0.75%	124

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Host Hotels & Resorts, Inc.	1,861	0.31%	$(732)
M&T Bank Corp.	282	0.45%	(1,244)
Ameriprise Financial, Inc.	177	0.41%	(1,353)
Travelers Companies, Inc.	217	0.38%	(1,769)
Synchrony Financial	665	0.23%	(1,870)
Vornado Realty Trust	900	0.53%	(2,269)
Bank of America Corp.	834	0.31%	(2,749)
Wells Fargo & Co.	546	0.22%	(2,846)
Weingarten Realty Investors	814	0.24%	(2,907)
Allstate Corp.	655	0.98%	(3,166)
Highwoods Properties, Inc.	681	0.39%	(3,428)
Boston Properties, Inc.	453	0.63%	(4,663)
Kennedy-Wilson Holdings, Inc.	2,155	0.51%	(5,222)
Equity Residential	1,084	0.99%	(5,750)
MetLife, Inc.	1,925	1.09%	(7,247)
Total Financial			(41,497)

Technology
Skyworks Solutions, Inc.	223	0.44%	5,357
QUALCOMM, Inc.	598	0.84%	4,425
Maxim Integrated Products, Inc.	879	0.82%	4,287
CDK Global, Inc.	718	0.46%	3,244
Cognizant Technology Solutions Corp. — Class A	611	0.54%	2,788
Oracle Corp.	1,126	0.96%	2,333
Applied Materials, Inc.	391	0.37%	2,166
Apple, Inc.	119	0.67%	1,759
Paychex, Inc.	222	0.26%	1,503
HP, Inc.	1,110	0.30%	1,493
Texas Instruments, Inc.	398	0.78%	1,481
Xilinx, Inc.	181	0.28%	1,045
NetApp, Inc.	964	0.66%	1,026
Lam Research Corp.	57	0.29%	785
KLA Corp.	134	0.40%	278
Synaptics, Inc.	327	0.30%	128
Micron Technology, Inc.	337	0.27%	(390)
Intel Corp.	797	0.74%	(438)
Zebra Technologies Corp. — Class A	66	0.26%	(859)
Cerner Corp.	1,041	1.10%	(1,693)
International Business Machines Corp.	375	0.70%	(2,971)
Seagate Technology plc	1,312	0.98%	(3,554)
Teradata Corp.	1,022	0.33%	(4,544)
Total Technology			19,649

Industrial
Snap-on, Inc.	414	0.89%	6,450
Werner Enterprises, Inc.	801	0.54%	6,001
Union Pacific Corp.	393	1.03%	4,100
Garmin Ltd.	347	0.52%	3,771
Regal Beloit Corp.	288	0.39%	3,720
Schneider National, Inc. — Class B	1,043	0.40%	3,317
CSX Corp.	667	0.72%	3,201
Norfolk Southern Corp.	351	0.95%	2,874
Owens Corning	443	0.38%	2,712
FedEx Corp.	304	0.66%	2,620
TE Connectivity Ltd.	207	0.26%	2,175
Westrock Co.	722	0.32%	1,752
Landstar System, Inc.	300	0.52%	1,713

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Caterpillar, Inc.	561	1.10%	$1,262
J.B. Hunt Transport Services, Inc.	393	0.73%	1,206
National Instruments Corp.	447	0.27%	512
Oshkosh Corp.	256	0.28%	336
Lincoln Electric Holdings, Inc.	289	0.38%	331
Expeditors International of Washington, Inc.	745	0.88%	328
Illinois Tool Works, Inc.	97	0.26%	(192)
Timken Co.	546	0.38%	(1,171)
Arrow Electronics, Inc.	311	0.33%	(1,369)
Gentex Corp.	2,758	1.10%	(1,695)
Hubbell, Inc.	236	0.46%	(1,781)
Eaton Corporation plc	434	0.59%	(2,392)
Honeywell International, Inc.	228	0.51%	(3,256)
Emerson Electric Co.	380	0.36%	(3,957)
Terex Corp.	1,228	0.36%	(5,304)
AGCO Corp.	456	0.39%	(5,534)
Waters Corp.	308	0.86%	(6,134)
Total Industrial			15,596

Communications
eBay, Inc.	481	0.39%	7,695
Alphabet, Inc. — Class C	33	0.72%	6,637
Cisco Systems, Inc.	1,465	1.06%	4,135
Facebook, Inc. — Class A	72	0.25%	3,634
Interpublic Group of Companies, Inc.	884	0.23%	1,399
Verizon Communications, Inc.	1,316	1.12%	776
AT&T, Inc.	1,172	0.55%	739
Viavi Solutions, Inc.	1,599	0.32%	547
Juniper Networks, Inc.	2,549	0.90%	73
Ciena Corp.	433	0.36%	(136)
Sirius XM Holdings, Inc.	3,749	0.34%	(1,377)
Yelp, Inc. — Class A	670	0.24%	(1,553)
Booking Holdings, Inc.	30	0.74%	(1,692)
Comcast Corp. — Class A	1,555	0.94%	(2,370)
Fox Corp. — Class A	783	0.32%	(2,437)
Omnicom Group, Inc.	1,008	0.85%	(9,632)
Total Communications			6,438

Utilities
FirstEnergy Corp.	953	0.57%	981
CenterPoint Energy, Inc.	1,099	0.32%	(60)
OGE Energy Corp.	899	0.42%	(640)
Southwest Gas Holdings, Inc.	234	0.25%	(1,018)
Ameren Corp.	480	0.52%	(1,672)
NorthWestern Corp.	407	0.34%	(2,227)
IDACORP, Inc.	479	0.65%	(2,343)
Avista Corp.	454	0.26%	(2,668)
Evergy, Inc.	930	0.85%	(2,745)
NiSource, Inc.	1,610	0.57%	(3,146)
ONE Gas, Inc.	625	0.74%	(3,252)
NRG Energy, Inc.	917	0.46%	(3,264)
Pinnacle West Capital Corp.	820	0.93%	(3,425)
Portland General Electric Co.	1,123	0.73%	(5,048)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Southern Co.	1,189	0.95%	$(5,770)
National Fuel Gas Co.	864	0.56%	(6,411)
Consolidated Edison, Inc.	928	1.03%	(6,638)
Public Service Enterprise Group, Inc.	1,288	0.98%	(7,305)
PPL Corp.	2,458	0.98%	(7,383)
Exelon Corp.	2,013	1.13%	(8,881)
Total Utilities			(72,915)

Consumer, Cyclical
DR Horton, Inc.	417	0.36%	5,733
Polaris, Inc.	236	0.34%	4,238
Cummins, Inc.	415	1.11%	3,813
Lowe’s Companies, Inc.	239	0.50%	3,470
Best Buy Company, Inc.	360	0.49%	2,917
Hanesbrands, Inc.	1,778	0.31%	2,640
MSC Industrial Direct Company, Inc. — Class A	358	0.40%	2,069
Brunswick Corp.	434	0.43%	1,707
Gentherm, Inc.	1,156	0.70%	1,374
Lear Corp.	298	0.50%	1,146
Autoliv, Inc.	1,099	1.10%	(693)
PACCAR, Inc.	256	0.30%	(806)
Whirlpool Corp.	242	0.48%	(2,588)
Mohawk Industries, Inc.	155	0.24%	(3,813)
Allison Transmission Holdings, Inc.	1,074	0.61%	(5,581)
General Motors Co.	1,287	0.50%	(7,665)
Southwest Airlines Co.	687	0.36%	(10,400)
Total Consumer, Cyclical			(2,439)

Energy
Chevron Corp.	170	0.23%	(3,006)
Exxon Mobil Corp.	378	0.26%	(6,502)
Total Energy			(9,508)
Total MS Long/Short Equity Long Custom Basket			$(74,464)

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
People’s United Financial, Inc.	1,927	(0.57)%	$9,708
Realty Income Corp.	868	(1.30)%	8,826
Ameris Bancorp	956	(0.57)%	7,324
Valley National Bancorp	6,081	(1.20)%	6,997
UDR, Inc.	1,019	(0.96)%	6,662
Alleghany Corp.	117	(1.44)%	6,596
Markel Corp.	73	(1.70)%	6,021
Old National Bancorp	1,558	(0.54)%	5,920
Acadia Realty Trust	2,095	(0.69)%	4,078
Glacier Bancorp, Inc.	531	(0.47)%	4,008
Kilroy Realty Corp.	682	(1.01)%	3,563
JBG SMITH Properties	1,160	(0.86)%	3,100
First Financial Bankshares, Inc.	1,032	(0.75)%	2,980
First Midwest Bancorp, Inc.	1,215	(0.41)%	2,460
Fulton Financial Corp.	3,068	(0.81)%	2,209
Loews Corp.	699	(0.60)%	2,106
Americold Realty Trust	1,512	(1.38)%	2,074
TFS Financial Corp.	1,458	(0.53)%	2,041
Healthcare Realty Trust, Inc.	1,565	(1.16)%	1,961
Global Net Lease, Inc.	1,526	(0.64)%	1,609
Prologis, Inc.	447	(1.05)%	1,440
Southside Bancshares, Inc.	962	(0.67)%	1,424
RLI Corp.	280	(0.58)%	1,330

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Brookline Bancorp, Inc.	3,621	(0.92)%	$1,200
Medical Properties Trust, Inc.	2,056	(0.97)%	1,020
EastGroup Properties, Inc.	265	(0.79)%	302
QTS Realty Trust, Inc. — Class A	675	(1.09)%	273
New York Community Bancorp, Inc.	1,564	(0.40)%	258
Agree Realty Corp.	1,049	(1.74)%	102
American Assets Trust, Inc.	654	(0.46)%	(503)
Easterly Government Properties, Inc.	1,548	(0.90)%	(539)
CyrusOne, Inc.	234	(0.43)%	(806)
Northfield Bancorp, Inc.	1,235	(0.36)%	(864)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	861	(0.62)%	(1,086)
James River Group Holdings Ltd.	581	(0.66)%	(1,401)
Healthcare Trust of America, Inc. — Class A	1,295	(0.87)%	(1,622)
STAG Industrial, Inc.	725	(0.54)%	(1,682)
American Tower Corp. — Class A	67	(0.44)%	(1,703)
Sun Communities, Inc.	337	(1.15)%	(1,722)
BOK Financial Corp.	271	(0.39)%	(1,815)
Alexandria Real Estate Equities, Inc.	375	(1.53)%	(2,269)
Crown Castle International Corp.	102	(0.43)%	(2,476)
SBA Communications Corp.	59	(0.44)%	(2,809)
Equinix, Inc.	26	(0.46)%	(3,846)
Flagstar Bancorp, Inc.	671	(0.50)%	(3,985)
Rexford Industrial Realty, Inc.	1,565	(1.63)%	(5,131)
Terreno Realty Corp.	821	(1.09)%	(6,408)
Total Financial			56,925

Basic Materials
Balchem Corp.	627	(1.50)%	6,764
PPG Industries, Inc.	645	(1.72)%	2,780
DuPont de Nemours, Inc.	381	(0.51)%	955
Nucor Corp.	391	(0.41)%	684
Livent Corp.	1	0.00%	5
Royal Gold, Inc.	143	(0.45)%	(192)
Linde plc	404	(2.16)%	(1,467)
Air Products & Chemicals, Inc.	351	(2.14)%	(2,542)
Ashland Global Holdings, Inc.	1,037	(1.81)%	(2,586)
RPM International, Inc.	804	(1.52)%	(2,784)
Albemarle Corp.	346	(0.67)%	(4,050)
Ecolab, Inc.	279	(1.40)%	(4,591)
Freeport-McMoRan, Inc.	2,584	(0.75)%	(4,855)
Newmont Corp.	767	(1.19)%	(8,233)
Quaker Chemical Corp.	317	(1.48)%	(11,594)
Total Basic Materials			(31,706)

Energy
Phillips 66	271	(0.49)%	2,741
Kinder Morgan, Inc.	1,345	(0.51)%	2,178
Delek US Holdings, Inc.	830	(0.36)%	1,827

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Williams Companies, Inc.	939	(0.45)%	$1,168
Pioneer Natural Resources Co.	166	(0.41)%	949
ONEOK, Inc.	541	(0.45)%	(52)
Concho Resources, Inc.	353	(0.46)%	(306)
National Oilwell Varco, Inc.	2,622	(0.81)%	(1,570)
Baker Hughes Co.	954	(0.37)%	(1,858)
Noble Energy, Inc.	1,453	(0.33)%	(2,393)
Schlumberger Ltd.	1,033	(0.48)%	(2,570)
Halliburton Co.	1,132	(0.37)%	(4,742)
Total Energy			(4,628)

Industrial
L3Harris Technologies, Inc.	134	(0.57)%	3,128
TransDigm Group, Inc.	90	(1.00)%	2,859
Tetra Tech, Inc.	566	(1.13)%	2,387
Eagle Materials, Inc.	563	(1.00)%	1,771
Sonoco Products Co.	401	(0.53)%	1,121
Louisiana-Pacific Corp.	1,604	(1.04)%	679
Silgan Holdings, Inc.	851	(0.69)%	360
Ball Corp.	570	(1.00)%	(331)
Crown Holdings, Inc.	288	(0.47)%	(489)
Vulcan Materials Co.	285	(0.83)%	(783)
Martin Marietta Materials, Inc.	197	(1.03)%	(940)
Exponent, Inc.	226	(0.46)%	(943)
AptarGroup, Inc.	257	(0.73)%	(968)
GATX Corp.	310	(0.48)%	(996)
ESCO Technologies, Inc.	258	(0.55)%	(1,443)
Casella Waste Systems, Inc. — Class A	691	(0.91)%	(2,981)
Amcor plc	2,817	(0.72)%	(3,032)
Worthington Industries, Inc.	513	(0.48)%	(4,716)
Total Industrial			(5,317)

Communications
Liberty Broadband Corp. — Class C	389	(1.22)%	2,608
FactSet Research Systems, Inc.	59	(0.49)%	(1,587)
Zendesk, Inc.	138	(0.31)%	(1,600)
Anaplan, Inc.	379	(0.43)%	(1,757)
Okta, Inc.	63	(0.32)%	(2,783)
Q2 Holdings, Inc.	416	(0.90)%	(3,944)
Total Communications			(9,063)

Consumer, Non-cyclical
Hormel Foods Corp.	365	(0.44)%	277
McCormick & Company, Inc.	69	(0.31)%	(412)
Avery Dennison Corp.	272	(0.78)%	(1,066)
Seattle Genetics, Inc.	77	(0.33)%	(1,992)
Equifax, Inc.	134	(0.58)%	(2,329)
Verisk Analytics, Inc. — Class A	266	(1.14)%	(2,844)
Global Payments, Inc.	245	(1.05)%	(3,389)
Paylocity Holding Corp.	128	(0.47)%	(4,739)
PayPal Holdings, Inc.	112	(0.49)%	(4,961)
Avalara, Inc.	173	(0.58)%	(7,321)
Total Consumer, Non-cyclical			(28,776)

Technology
Fiserv, Inc.	718	(1.77)%	1,335
Parsons Corp.	979	(0.89)%	334

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Tyler Technologies, Inc.	33	(0.29)%	$(108)
RealPage, Inc.	173	(0.28)%	(145)
Appfolio, Inc. — Class A	72	(0.30)%	(835)
Autodesk, Inc.	50	(0.30)%	(1,744)
salesforce.com, Inc.	134	(0.63)%	(1,795)
HubSpot, Inc.	56	(0.32)%	(2,036)
Smartsheet, Inc. — Class A	381	(0.49)%	(2,096)
Fidelity National Information Services, Inc.	616	(2.08)%	(2,477)
Coupa Software, Inc.	52	(0.36)%	(2,658)
Zscaler, Inc.	112	(0.31)%	(2,750)
Envestnet, Inc.	331	(0.61)%	(3,514)
Veeva Systems, Inc. — Class A	81	(0.48)%	(3,667)
Workiva, Inc.	409	(0.55)%	(4,281)
Alteryx, Inc. — Class A	124	(0.51)%	(4,501)
Twilio, Inc. — Class A	60	(0.33)%	(4,605)
Total Technology			(35,543)

Utilities
American States Water Co.	296	(0.59)%	2,728
California Water Service Group	785	(0.94)%	1,978
WEC Energy Group, Inc.	194	(0.43)%	746
American Water Works Company, Inc.	180	(0.58)%	254
NextEra Energy, Inc.	95	(0.57)%	(200)
Total Utilities			5,506

Consumer, Cyclical
Copart, Inc.	198	(0.42)%	1,698
Steven Madden Ltd.	1	0.00%	7
Scotts Miracle-Gro Co. — Class A	179	(0.61)%	(1,676)
Total Consumer, Cyclical			29
Total MS Long/Short Equity Short Custom Basket			$(52,573)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Eli Lilly & Co.	385	0.96%	$13,844
Amgen, Inc.	251	0.92%	7,822
Rent-A-Center, Inc.	969	0.42%	7,031
McKesson Corp.	430	1.02%	6,515
Laboratory Corporation of America Holdings	150	0.39%	4,521
Cardinal Health, Inc.	1,094	0.88%	4,393
United Therapeutics Corp.	184	0.34%	4,222
Herbalife Nutrition Ltd.	787	0.55%	3,512
CVS Health Corp.	447	0.45%	3,463
United Rentals, Inc.	159	0.37%	3,419
Kellogg Co.	645	0.66%	2,813
Kimberly-Clark Corp.	547	1.20%	2,335
General Mills, Inc.	739	0.70%	2,148
Gilead Sciences, Inc.	490	0.58%	1,647
Johnson & Johnson	472	1.03%	1,279
Alexion Pharmaceuticals, Inc.	148	0.26%	1,044
Incyte Corp.	267	0.43%	996
Molina Healthcare, Inc.	224	0.62%	763
Innoviva, Inc.	1,677	0.36%	250
Campbell Soup Co.	1,029	0.79%	32

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Abbott Laboratories	191	0.27%	$28
Colgate-Palmolive Co.	672	0.76%	13
JM Smucker Co.	341	0.56%	(6)
PepsiCo, Inc.	191	0.39%	(166)
Monster Beverage Corp.	249	0.27%	(249)
Procter & Gamble Co.	585	1.08%	(291)
Quest Diagnostics, Inc.	221	0.39%	(476)
UnitedHealth Group, Inc.	65	0.30%	(739)
Mondelez International, Inc. — Class A	707	0.56%	(985)
Kraft Heinz Co.	1,182	0.58%	(1,107)
Ingredion, Inc.	813	1.04%	(1,186)
DaVita, Inc.	278	0.34%	(1,301)
Post Holdings, Inc.	316	0.43%	(1,457)
TreeHouse Foods, Inc.	498	0.34%	(1,610)
Dentsply Sirona, Inc.	441	0.30%	(1,616)
Archer-Daniels-Midland Co.	887	0.55%	(1,676)
Tyson Foods, Inc. — Class A	364	0.34%	(1,913)
John B Sanfilippo & Son, Inc.	385	0.51%	(2,056)
Universal Health Services, Inc. — Class B	183	0.26%	(2,170)
Altria Group, Inc.	1,375	0.83%	(2,362)
Henry Schein, Inc.	979	0.88%	(3,131)
Cigna Corp.	154	0.45%	(3,213)
Biogen, Inc.	88	0.36%	(3,410)
Jazz Pharmaceuticals plc	364	0.62%	(3,666)
HCA Healthcare, Inc.	286	0.43%	(3,714)
Philip Morris International, Inc.	766	0.83%	(3,949)
Medtronic plc	716	1.02%	(4,857)
Pfizer, Inc.	1,228	0.62%	(6,894)
Molson Coors Beverage Co. — Class B	1,615	0.86%	(20,230)
Total Consumer, Non-cyclical			(2,340)

Basic Materials
Arconic Corp.	1	0.00%	(7)

Financial
Waddell & Reed Financial, Inc. — Class A	2,264	0.54%	4,657
Western Union Co.	1,734	0.58%	928
Piedmont Office Realty Trust, Inc. — Class A	2,909	0.75%	217
Host Hotels & Resorts, Inc.	1,861	0.31%	(719)
M&T Bank Corp.	282	0.45%	(1,186)
Ameriprise Financial, Inc.	177	0.41%	(1,371)
Travelers Companies, Inc.	217	0.38%	(1,793)
Synchrony Financial	665	0.23%	(1,866)
Vornado Realty Trust	900	0.53%	(2,226)
Wells Fargo & Co.	546	0.22%	(2,821)
Bank of America Corp.	834	0.31%	(2,830)
Weingarten Realty Investors	814	0.24%	(2,902)
Allstate Corp.	655	0.98%	(3,176)
Highwoods Properties, Inc.	681	0.39%	(3,470)
Boston Properties, Inc.	453	0.63%	(4,698)
Kennedy-Wilson Holdings, Inc.	2,155	0.51%	(5,202)

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Equity Residential	1,084	0.99%	$(5,806)
MetLife, Inc.	1,925	1.09%	(7,207)
Total Financial			(41,471)

Technology
Skyworks Solutions, Inc.	223	0.44%	5,364
QUALCOMM, Inc.	598	0.84%	4,417
Maxim Integrated Products, Inc.	879	0.82%	4,300
CDK Global, Inc.	718	0.46%	3,229
Cognizant Technology Solutions Corp. — Class A	611	0.54%	2,779
Applied Materials, Inc.	391	0.37%	2,189
Apple, Inc.	119	0.67%	1,702
Paychex, Inc.	222	0.26%	1,525
HP, Inc.	1,110	0.30%	1,522
Texas Instruments, Inc.	398	0.78%	1,447
NetApp, Inc.	964	0.66%	1,066
Xilinx, Inc.	181	0.28%	1,033
Oracle Corp.	1,126	0.96%	950
Lam Research Corp.	57	0.29%	773
KLA Corp.	134	0.40%	245
Synaptics, Inc.	327	0.30%	233
Intel Corp.	797	0.74%	(420)
Micron Technology, Inc.	337	0.27%	(451)
Zebra Technologies Corp. — Class A	66	0.26%	(825)
Cerner Corp.	1,041	1.10%	(1,735)
International Business Machines Corp.	375	0.70%	(3,088)
Seagate Technology plc	1,312	0.98%	(3,567)
Teradata Corp.	1,022	0.33%	(4,363)
Total Technology			18,325

Industrial
Werner Enterprises, Inc.	801	0.54%	8,174
Snap-on, Inc.	414	0.89%	6,307
Schneider National, Inc. — Class B	1,043	0.40%	5,018
Union Pacific Corp.	393	1.03%	3,912
Garmin Ltd.	347	0.52%	3,725
Regal Beloit Corp.	288	0.39%	3,623
Owens Corning	443	0.38%	2,741
FedEx Corp.	304	0.66%	2,672
Landstar System, Inc.	300	0.52%	2,323
TE Connectivity Ltd.	207	0.26%	2,169
Westrock Co.	722	0.32%	1,775
J.B. Hunt Transport Services, Inc.	393	0.73%	1,256
Caterpillar, Inc.	561	1.10%	1,005
CSX Corp.	667	0.72%	963
National Instruments Corp.	447	0.27%	526
Expeditors International of Washington, Inc.	745	0.88%	316
Lincoln Electric Holdings, Inc.	289	0.38%	255
Illinois Tool Works, Inc.	97	0.26%	(207)
Oshkosh Corp.	256	0.28%	(881)
Timken Co.	546	0.38%	(1,153)
Norfolk Southern Corp.	351	0.95%	(1,315)
Arrow Electronics, Inc.	311	0.33%	(1,467)
Gentex Corp.	2,758	1.10%	(1,697)
Hubbell, Inc.	236	0.46%	(1,782)
Eaton Corporation plc	434	0.59%	(2,389)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Honeywell International, Inc.	228	0.51%	$(3,360)
Emerson Electric Co.	380	0.36%	(3,979)
Terex Corp.	1,228	0.36%	(5,313)
Waters Corp.	308	0.86%	(5,520)
AGCO Corp.	456	0.39%	(5,542)
Total Industrial			12,155

Communications
eBay, Inc.	481	0.39%	7,703
Alphabet, Inc. — Class C	33	0.72%	6,631
Cisco Systems, Inc.	1,465	1.06%	4,121
Facebook, Inc. — Class A	72	0.25%	3,634
Interpublic Group of Companies, Inc.	884	0.23%	1,393
Viavi Solutions, Inc.	1,599	0.32%	556
Juniper Networks, Inc.	2,549	0.90%	93
Ciena Corp.	433	0.36%	(185)
Sirius XM Holdings, Inc.	3,749	0.34%	(1,408)
Yelp, Inc. — Class A	670	0.24%	(1,503)
Verizon Communications, Inc.	1,316	1.12%	(1,653)
Booking Holdings, Inc.	30	0.74%	(1,782)
AT&T, Inc.	1,172	0.55%	(2,203)
Comcast Corp. — Class A	1,555	0.94%	(2,377)
Fox Corp. — Class A	783	0.32%	(2,413)
Omnicom Group, Inc.	1,008	0.85%	(11,564)
Total Communications			(957)

Utilities
CenterPoint Energy, Inc.	1,099	0.32%	(42)
OGE Energy Corp.	899	0.42%	(625)
Southwest Gas Holdings, Inc.	234	0.25%	(1,001)
Ameren Corp.	480	0.52%	(1,718)
NorthWestern Corp.	407	0.34%	(2,220)
IDACORP, Inc.	479	0.65%	(2,354)
Avista Corp.	454	0.26%	(2,640)
FirstEnergy Corp.	953	0.57%	(2,750)
Evergy, Inc.	930	0.85%	(2,819)
NiSource, Inc.	1,610	0.57%	(3,142)
ONE Gas, Inc.	625	0.74%	(3,183)
NRG Energy, Inc.	917	0.46%	(3,333)
National Fuel Gas Co.	864	0.56%	(5,289)
Southern Co.	1,189	0.95%	(5,956)
Pinnacle West Capital Corp.	820	0.93%	(6,095)
Consolidated Edison, Inc.	928	1.03%	(6,627)
PPL Corp.	2,458	0.98%	(6,694)
Public Service Enterprise Group, Inc.	1,288	0.98%	(7,377)
Portland General Electric Co.	1,123	0.73%	(8,797)
Exelon Corp.	2,013	1.13%	(9,486)
Total Utilities			(82,148)

Consumer, Cyclical
DR Horton, Inc.	417	0.36%	5,725
Polaris, Inc.	236	0.34%	4,257
Cummins, Inc.	415	1.11%	3,719
Lowe’s Companies, Inc.	239	0.50%	3,506
Best Buy Company, Inc.	360	0.49%	2,912
Hanesbrands, Inc.	1,778	0.31%	2,613

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MSC Industrial Direct Company, Inc. — Class A	358	0.40%	$2,044
Brunswick Corp.	434	0.43%	1,739
Gentherm, Inc.	1,156	0.70%	1,359
Lear Corp.	298	0.50%	1,086
Autoliv, Inc.	1,099	1.10%	(687)
PACCAR, Inc.	256	0.30%	(816)
Whirlpool Corp.	242	0.48%	(2,574)
Mohawk Industries, Inc.	155	0.24%	(3,761)
Allison Transmission Holdings, Inc.	1,074	0.61%	(5,315)
General Motors Co.	1,287	0.50%	(7,746)
Southwest Airlines Co.	687	0.36%	(10,404)
Total Consumer, Cyclical			(2,343)

Energy
Chevron Corp.	170	0.23%	(3,961)
Exxon Mobil Corp.	378	0.26%	(6,525)
Total Energy			(10,486)
Total GS Long/Short Equity Long Custom Basket			$(109,272)

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
Realty Income Corp.	868	(1.30)%	8,158
Ameris Bancorp	956	(0.57)%	7,353
UDR, Inc.	1,019	(0.97)%	6,825
People’s United Financial, Inc.	1,927	(0.57)%	6,754
Alleghany Corp.	117	(1.45)%	6,722
Markel Corp.	73	(1.71)%	6,175
Valley National Bancorp	6,081	(1.21)%	4,932
First Midwest Bancorp, Inc.	2,075	(0.70)%	4,321
Acadia Realty Trust	2,095	(0.69)%	3,993
Kilroy Realty Corp.	682	(1.01)%	3,485
Old National Bancorp	1,558	(0.54)%	3,189
JBG SMITH Properties	1,160	(0.87)%	3,081
First Financial Bankshares, Inc.	1,032	(0.76)%	2,966
Glacier Bancorp, Inc.	531	(0.47)%	2,332
Loews Corp.	699	(0.61)%	2,122
Fulton Financial Corp.	3,068	(0.82)%	2,080
Healthcare Realty Trust, Inc.	1,565	(1.16)%	2,029
TFS Financial Corp.	1,458	(0.53)%	2,020
Global Net Lease, Inc.	1,526	(0.65)%	1,601
Prologis, Inc.	447	(1.06)%	1,499
Southside Bancshares, Inc.	962	(0.68)%	1,355
RLI Corp.	280	(0.58)%	1,338
Brookline Bancorp, Inc.	3,621	(0.93)%	1,178
Medical Properties Trust, Inc.	2,056	(0.98)%	999
EastGroup Properties, Inc.	265	(0.80)%	525
New York Community Bancorp, Inc.	1,564	(0.40)%	197
Americold Realty Trust	570	(0.52)%	(25)
Agree Realty Corp.	1,049	(1.75)%	(67)
American Assets Trust, Inc.	654	(0.46)%	(516)
Easterly Government Properties, Inc.	1,548	(0.91)%	(570)
CyrusOne, Inc.	234	(0.43)%	(823)
Northfield Bancorp, Inc.	1,235	(0.36)%	(880)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	861	(0.62)%	$(1,091)
Rexford Industrial Realty, Inc.	1,565	(1.64)%	(1,233)
Sun Communities, Inc.	337	(1.16)%	(1,343)
James River Group Holdings Ltd.	581	(0.66)%	(1,419)
Healthcare Trust of America, Inc. — Class A	1,295	(0.87)%	(1,656)
American Tower Corp. — Class A	67	(0.44)%	(1,703)
STAG Industrial, Inc.	725	(0.54)%	(1,729)
BOK Financial Corp.	271	(0.39)%	(1,891)
Crown Castle International Corp.	102	(0.43)%	(2,170)
Alexandria Real Estate Equities, Inc.	375	(1.54)%	(2,215)
SBA Communications Corp.	59	(0.45)%	(2,628)
Terreno Realty Corp.	821	(1.10)%	(3,002)
Equinix, Inc.	26	(0.46)%	(3,275)
Flagstar Bancorp, Inc.	671	(0.50)%	(4,023)
QTS Realty Trust, Inc. — Class A	675	(1.10)%	(5,280)
Total Financial			49,690

Energy
ONEOK, Inc.	541	(0.46)%	4,353
Phillips 66	271	(0.49)%	2,763
Kinder Morgan, Inc.	1,345	(0.52)%	2,203
Delek US Holdings, Inc.	830	(0.37)%	1,912
Williams Companies, Inc.	939	(0.45)%	1,185
Pioneer Natural Resources Co.	166	(0.41)%	1,137
Concho Resources, Inc.	353	(0.46)%	(314)
National Oilwell Varco, Inc.	2,622	(0.81)%	(1,588)
Baker Hughes Co.	954	(0.37)%	(1,860)
Noble Energy, Inc.	1,453	(0.33)%	(2,402)
Schlumberger Ltd.	1,033	(0.48)%	(2,582)
Halliburton Co.	1,132	(0.37)%	(4,722)
Total Energy			85

Basic Materials
PPG Industries, Inc.	645	(1.73)%	3,305
Balchem Corp.	627	(1.51)%	1,164
DuPont de Nemours, Inc.	381	(0.51)%	972
Nucor Corp.	391	(0.41)%	694
Royal Gold, Inc.	143	(0.45)%	(180)
Linde plc	404	(2.17)%	(1,393)
Ashland Global Holdings, Inc.	1,037	(1.82)%	(2,324)
Air Products & Chemicals, Inc.	351	(2.15)%	(2,711)
Albemarle Corp.	346	(0.68)%	(4,092)
RPM International, Inc.	804	(1.53)%	(4,627)
Ecolab, Inc.	279	(1.41)%	(4,715)
Freeport-McMoRan, Inc.	2,584	(0.76)%	(4,895)
Newmont Corp.	767	(1.20)%	(8,229)
Quaker Chemical Corp.	317	(1.49)%	(11,731)
Total Basic Materials			(38,762)

Industrial
TransDigm Group, Inc.	90	(1.01)%	3,165

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
L3Harris Technologies, Inc.	134	(0.58)%	$3,120
Tetra Tech, Inc.	566	(1.13)%	2,289
Eagle Materials, Inc.	563	(1.00)%	1,773
Sonoco Products Co.	401	(0.53)%	1,164
Louisiana-Pacific Corp.	1,604	(1.04)%	876
Silgan Holdings, Inc.	851	(0.70)%	332
Ball Corp.	570	(1.00)%	51
Crown Holdings, Inc.	288	(0.48)%	(511)
Vulcan Materials Co.	285	(0.84)%	(820)
Exponent, Inc.	226	(0.46)%	(933)
Martin Marietta Materials, Inc.	197	(1.03)%	(950)
AptarGroup, Inc.	257	(0.73)%	(971)
GATX Corp.	310	(0.48)%	(1,047)
ESCO Technologies, Inc.	258	(0.55)%	(1,495)
Casella Waste Systems, Inc. — Class A	691	(0.91)%	(3,005)
Amcor plc	2,817	(0.73)%	(3,189)
Worthington Industries, Inc.	513	(0.48)%	(4,726)
Total Industrial			(4,877)

Communications
Liberty Broadband Corp. — Class C	389	(1.22)%	2,630
Zendesk, Inc.	138	(0.31)%	(1,606)
FactSet Research Systems, Inc.	59	(0.49)%	(1,608)
Anaplan, Inc.	379	(0.44)%	(1,821)
Okta, Inc.	63	(0.32)%	(2,612)
Q2 Holdings, Inc.	416	(0.90)%	(3,437)
Total Communications			(8,454)
Consumer, Non-cyclical
Hormel Foods Corp.	365	(0.45)%	267
McCormick & Company, Inc.	69	(0.31)%	(399)
Avery Dennison Corp.	272	(0.79)%	(1,114)
Seattle Genetics, Inc.	77	(0.33)%	(2,012)
Equifax, Inc.	134	(0.58)%	(2,329)
Verisk Analytics, Inc. — Class A	266	(1.15)%	(2,861)
Global Payments, Inc.	245	(1.05)%	(3,449)
Paylocity Holding Corp.	128	(0.47)%	(4,734)
PayPal Holdings, Inc.	112	(0.49)%	(4,871)
Avalara, Inc.	173	(0.58)%	(6,675)
Total Consumer, Non-cyclical			(28,177)

Technology
Fiserv, Inc.	718	(1.78)%	1,237
Parsons Corp.	979	(0.90)%	191
Tyler Technologies, Inc.	33	(0.29)%	(114)
RealPage, Inc.	173	(0.29)%	(142)
Appfolio, Inc. — Class A	72	(0.30)%	(838)
Autodesk, Inc.	50	(0.30)%	(1,744)
HubSpot, Inc.	56	(0.32)%	(1,762)
salesforce.com, Inc.	134	(0.64)%	(2,030)
Smartsheet, Inc. — Class A	381	(0.49)%	(2,087)
Fidelity National Information Services, Inc.	616	(2.09)%	(2,525)
Coupa Software, Inc.	52	(0.37)%	(2,646)
Zscaler, Inc.	112	(0.31)%	(2,745)
Veeva Systems, Inc. — Class A	81	(0.48)%	(3,239)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Envestnet, Inc.	331	(0.62)%	$(3,540)
Alteryx, Inc. — Class A	124	(0.52)%	(3,899)
Workiva, Inc.	409	(0.55)%	(4,312)
Twilio, Inc. — Class A	60	(0.33)%	(4,583)
Total Technology			(34,778)

Utilities
American States Water Co.	296	(0.59)%	2,732
California Water Service Group	785	(0.95)%	2,011
WEC Energy Group, Inc.	194	(0.43)%	749
American Water Works Company, Inc.	180	(0.59)%	254
NextEra Energy, Inc.	95	(0.58)%	(168)
Total Utilities			5,578

Consumer, Cyclical
Copart, Inc.	198	(0.42)%	1,705
Scotts Miracle-Gro Co. — Class A	179	(0.61)%	(1,674)
Total Consumer, Cyclical			31
Total GS Long/Short Equity Short Custom Basket			$(59,664)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at June 30, 2020.
[2]	Security was fair valued by the Valuation Committee at June 30, 2020. The total market value of fair valued securities amounts to $0, (cost $0) or less than 0.1% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as equity custom basket swap collateral at June 30, 2020.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[7]	Repurchase Agreements — See Note 6.
GS — Goldman Sachs International
LP — Limited Partnership
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Consolidated Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$11,212,713	$—	$—		$11,212,713
Rights	22,100	—	—	*	22,100
Mutual Funds	13,759,803	—	—		13,759,803
Closed-End Funds	3,778,261	—	—		3,778,261
U.S. Treasury Bills	—	5,189,326	—		5,189,326
Repurchase Agreements	—	15,515,350	—		15,515,350
Interest Rate Futures Contracts**	91,353	9,029	—		100,382
Commodity Futures Contracts**	107,420	—	—		107,420
Equity Futures Contracts**	28,488	4,743	—		33,231
Currency Futures Contracts**	2,458	—	—		2,458
Equity Custom Basket Swap Agreements**	—	506,207	—		506,207
Total Assets	$29,002,596	$21,224,655	$—		$50,227,251

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,912,634	$—	$—	$2,912,634
Exchange-Traded Funds	4,078,567	—	—	4,078,567
Interest Rate Futures Contracts**	3,136	1,933	—	5,069
Commodity Futures Contracts**	66,946	—	—	66,946
Equity Futures Contracts**	30,621	2,590	—	33,211
Currency Futures Contracts**	89,570	—	—	89,570
Equity Custom Basket Swap Agreements**	—	295,973	—	295,973
Total Liabilities	$7,181,474	$300,496	$—	$7,481,970

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,129,718	$2,261,396	$(2,310,000)	$(54,252)	$18,713	$4,045,575	163,590	$26,631
Guggenheim Strategy Fund III	2,052,661	110,624	(1,320,000)	(35,614)	18,739	826,410	33,323	10,726
Guggenheim Ultra Short Duration Fund — Institutional Class	5,376,078	6,803,913	(3,300,000)	(246)	8,073	8,887,818	895,949	29,162
	$11,558,457	$9,175,933	$(6,930,000)	$(90,112)	$45,525	$13,759,803		$66,519

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MULTI-HEDGE STRATEGIES FUND

June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $20,702,180)	$20,202,400
Investments in affiliated issuers, at value (cost $13,767,471)	13,759,803
Repurchase agreements, at value (cost $15,515,350)	15,515,350
Cash	8,177,177
Segregated cash with broker	1,048,516
Unrealized appreciation on OTC swap agreements	506,207
Receivables:
Fund shares sold	91,329
Securities sold	83,750
Swap settlement	48,171
Dividends	34,504
Foreign tax reclaims	906
Interest	30
Total assets	59,468,143

Liabilities:
Securities sold short, at value (proceeds $7,080,612)	6,991,200
Due to custodian	1,267
Unrealized depreciation on OTC swap agreements	295,973
Payable for:
Variation margin on futures contracts	256,615
Securities purchased	154,434
Management fees	41,617
Fund shares redeemed	13,102
Distribution and service fees	4,627
Miscellaneous	16,200
Total liabilities	7,775,035
Commitments and contingent liabilities (Note 10)	—
Net assets	$51,693,108

Net assets consist of:
Paid in capital	$55,990,736
Total distributable earnings (loss)	(4,297,628)
Net assets	$51,693,108

A-Class:
Net assets	$3,698,363
Capital shares outstanding	145,269
Net asset value per share	$25.46
Maximum offering price per share (Net asset value divided by 95.25%)	$26.73

C-Class:
Net assets	$1,486,496
Capital shares outstanding	63,844
Net asset value per share	$23.28

P-Class:
Net assets	$12,519,567
Capital shares outstanding	490,613
Net asset value per share	$25.52

Institutional Class:
Net assets	$33,988,682
Capital shares outstanding	1,308,351
Net asset value per share	$25.98

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MULTI-HEDGE STRATEGIES FUND

Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$159,423
Dividends from securities of affiliated issuers	66,519
Interest	47,749
Total investment income	273,691

Expenses:
Management fees	226,708
Distribution and service fees:
A-Class	4,631
C-Class	6,970
P-Class	11,718
Short sales dividend expense	78,107
Interest expense	13,270
Miscellaneous	771
Total expenses	342,175
Less:
Expenses waived by Adviser	(10,765)
Net expenses	331,410
Net investment loss	(57,719)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$156,042
Investments in affiliated issuers	(90,112)
Investments sold short	21,885
Swap agreements	1,978,887
Futures contracts	780,628
Options written	4,024
Foreign currency transactions	(336)
Net realized gain	2,851,018
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,155,225)
Investments in affiliated issuers	45,525
Investments sold short	279,776
Swap agreements	(969,695)
Futures contracts	266,848
Foreign currency translations	179
Net change in unrealized appreciation (depreciation)	(1,532,592)
Net realized and unrealized gain	1,318,426
Net increase in net assets resulting from operations	$1,260,707

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(57,719)	$288,933
Net realized gain on investments	2,851,018	533,976
Net change in unrealized appreciation (depreciation) on investments	(1,532,592)	1,016,747
Net increase in net assets resulting from operations	1,260,707	1,839,656

Distributions to shareholders:
A-Class	—	(76,348)
P-Class	—	(153,288)
Institutional Class	—	(555,004)
Total distributions to shareholders	—	(784,640)

Capital share transactions:
Proceeds from sale of shares
A-Class	618,210	1,016,616
C-Class	210,339	9,261
P-Class	9,148,958	1,375,799
Institutional Class	16,420,303	7,366,374
Distributions reinvested
A-Class	—	65,173
P-Class	—	150,819
Institutional Class	—	554,702
Cost of shares redeemed
A-Class	(636,253)	(1,244,841)
C-Class	(208,896)	(1,331,205)
P-Class	(4,272,087)	(2,197,085)
Institutional Class	(8,148,429)	(7,230,307)
Net increase (decrease) from capital share transactions	13,132,145	(1,464,694)
Net increase (decrease) in net assets	14,392,852	(409,678)

Net assets:
Beginning of period	37,300,256	37,709,934
End of period	$51,693,108	$37,300,256

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital share activity:
Shares sold
A-Class	24,156	41,532
C-Class	8,849	416
P-Class	354,756	55,641
Institutional Class	627,043	292,279
Shares issued from reinvestment of distributions
A-Class	—	2,660
P-Class	—	6,141
Institutional Class	—	22,224
Shares redeemed
A-Class	(25,412)	(50,577)
C-Class	(9,159)	(60,081)
P-Class	(168,902)	(89,432)
Institutional Class	(319,787)	(289,332)
Net increase (decrease) in shares	491,544	(68,529)

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$24.36	$23.69	$24.91	$24.08	$24.22	$23.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.04)	.16	.08	(.13)	(.24)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.14	1.02	(1.26)	.96	.14	.51
Total from investment operations	1.10	1.18	(1.18)	.83	(.10)	.28
Less distributions from:
Net investment income	—	(.51)	(.04)	—	(.04)	—
Total distributions	—	(.51)	(.04)	—	(.04)	—
Net asset value, end of period	$25.46	$24.36	$23.69	$24.91	$24.08	$24.22

Total Return[c]	4.52%	4.97%	(4.78%)	3.49%	(0.43%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,698	$3,570	$3,622	$12,154	$12,407	$15,620
Ratios to average net assets:
Net investment income (loss)	(0.32%)	0.64%	0.32%	(0.53%)	(1.00%)	(0.96%)
Total expenses[d]	1.81%	1.96%	1.75%	2.18%	2.54%	2.72%
Net expenses[e,f]	1.75%	1.93%	1.73%	2.14%	2.49%	2.65%
Portfolio turnover rate	120%	156%	212%	172%	123%	163%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$22.36	$21.46	$22.68	$22.08	$22.38	$22.29
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.02)	(.09)	(.29)	(.39)	(.39)
Net gain (loss) on investments (realized and unrealized)	1.04	.92	(1.13)	.89	.13	.48
Total from investment operations	.92	.90	(1.22)	.60	(.26)	.09
Less distributions from:
Net investment income	—	—	—	—	(.04)	—
Total distributions	—	—	—	—	(.04)	—
Net asset value, end of period	$23.28	$22.36	$21.46	$22.68	$22.08	$22.38

Total Return[c]	4.11%	4.19%	(5.38%)	2.72%	(1.18%)	0.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,486	$1,435	$2,657	$7,586	$8,595	$9,342
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(0.08%)	(0.42%)	(1.30%)	(1.76%)	(1.73%)
Total expenses[d]	2.58%	2.70%	2.53%	2.94%	3.30%	3.47%
Net expenses[e,f]	2.52%	2.67%	2.51%	2.90%	3.25%	3.40%
Portfolio turnover rate	120%	156%	212%	172%	123%	163%

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$24.42	$23.74	$24.93	$24.10	$24.24	$23.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.06)	.16	.08	(.14)	(.24)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.16	1.03	(1.23)	.97	.14	.51
Total from investment operations	1.10	1.19	(1.15)	.83	(.10)	.28
Less distributions from:
Net investment income	—	(.51)	(.04)	—	(.04)	—
Total distributions	—	(.51)	(.04)	—	(.04)	—
Net asset value, end of period	$25.52	$24.42	$23.74	$24.93	$24.10	$24.24

Total Return	4.50%	5.00%	(4.61%)	3.49%	(0.47%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,520	$7,442	$7,892	$14,066	$30,801	$49,539
Ratios to average net assets:
Net investment income (loss)	(0.44%)	0.65%	0.34%	(0.56%)	(1.00%)	(0.95%)
Total expenses[d]	1.91%	1.96%	1.77%	2.20%	2.52%	2.72%
Net expenses[e,f]	1.86%	1.93%	1.75%	2.16%	2.47%	2.65%
Portfolio turnover rate	120%	156%	212%	172%	123%	163%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$24.83	$24.12	$25.42	$24.50	$24.58	$24.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	.22	.17	(.07)	(.18)	(.18)
Net gain (loss) on investments (realized and unrealized)	1.18	1.05	(1.33)	.99	.14	.52
Total from investment operations	1.15	1.27	(1.16)	.92	(.04)	.34
Less distributions from:
Net investment income	—	(.56)	(.14)	—	(.04)	—
Total distributions	—	(.56)	(.14)	—	(.04)	—
Net asset value, end of period	$25.98	$24.83	$24.12	$25.42	$24.50	$24.58

Total Return	4.63%	5.26%	(4.56%)	3.76%	(0.18%)	1.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,989	$24,854	$23,539	$25,376	$50,395	$49,742
Ratios to average net assets:
Net investment income (loss)	(0.20%)	0.90%	0.68%	(0.30%)	(0.74%)	(0.71%)
Total expenses[d]	1.69%	1.72%	1.58%	1.92%	2.30%	2.47%
Net expenses[e,f]	1.63%	1.69%	1.56%	1.88%	2.25%	2.40%
Portfolio turnover rate	120%	156%	212%	172%	123%	163%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Excluding interest and dividend expense related to short sales, the net expense ratios for the periods presented would be:

	06/30/20[a]	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
A-Class	1.38%	1.41%	1.41%	1.42%	1.43%	1.44%
C-Class	2.13%	2.16%	2.16%	2.17%	2.18%	2.19%
P-Class	1.38%	1.41%	1.41%	1.42%	1.43%	1.45%
Institutional Class	1.13%	1.16%	1.16%	1.17%	1.18%	1.19%

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2020

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	4.5%
Guggenheim Strategy Fund II	4.4%
Total	8.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(35.90%)	(33.48%)	(13.69%)	(9.91%)
A-Class Shares with sales charge‡	(38.94%)	(36.65%)	(14.53%)	(10.35%)
C-Class Shares	(36.13%)	(33.99%)	(14.34%)	(10.58%)
C-Class Shares with CDSC§	(36.78%)	(34.64%)	(14.34%)	(10.58%)
H-Class Shares	(35.89%)	(33.47%)	(13.70%)	(9.92%)
S&P Goldman Sachs Commodity Index	(36.31%)	(33.90%)	(12.54%)	(8.53%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 8.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	20,854	$206,875
Guggenheim Strategy Fund II1	8,100	200,310
Total Mutual Funds
(Cost $407,291)		407,185

	Face Amount
U.S. TREASURY BILLS†† - 1.8%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	$80,000	79,994
Total U.S. Treasury Bills
(Cost $79,992)		79,994

REPURCHASE AGREEMENTS††,4 - 78.0%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	1,971,993	1,971,993
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	816,692	816,692
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	767,690	767,690
Total Repurchase Agreements
(Cost $3,556,375)		3,556,375

Total Investments - 88.7%
(Cost $4,043,658)		$4,043,554
Other Assets & Liabilities, net - 11.3%		517,300
Total Net Assets - 100.0%		$4,560,854

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	56	Jul 2020	$4,559,450	$36,130

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Consolidated Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$407,185	$—	$—	$407,185
U.S. Treasury Bills	—	79,994	—	79,994
Repurchase Agreements	—	3,556,375	—	3,556,375
Commodity Futures Contracts**	36,130	—	—	36,130
Total Assets	$443,315	$3,636,369	$—	$4,079,684

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$817,677	$20,000	$(635,000)	$(4,451)	$2,084	$200,310	8,100	$4,240
Guggenheim Ultra Short Duration Fund — Institutional Class	823,023	10,000	(625,000)	(986)	(162)	206,875	20,854	3,995
	$1,640,700	$30,000	$(1,260,000)	$(5,437)	$1,922	$407,185		$8,235

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
COMMODITIES STRATEGY FUND

June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $79,992)	$79,994
Investments in affiliated issuers, at value (cost $407,291)	$407,185
Repurchase agreements, at value (cost $3,556,375)	3,556,375
Segregated cash with broker	508,405
Receivables:
Variation margin on futures contracts	16,450
Dividends	439
Fund shares sold	250
Interest	7
Total assets	4,569,105

Liabilities:
Payable for:
Management fees	2,741
Transfer agent and administrative fees	998
Distribution and service fees	962
Printing Expense	768
Professional fees	381
Portfolio accounting fees	371
Fund shares redeemed	43
Trustees’ fees*	32
Miscellaneous	1,955
Total liabilities	8,251
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,560,854

Net assets consist of:
Paid in capital	$7,973,416
Total distributable earnings (loss)	(3,412,562)
Net assets	$4,560,854

A-Class:
Net assets	$284,284
Capital shares outstanding	7,264
Net asset value per share	$39.14
Maximum offering price per share (Net asset value divided by 95.25%)	$41.09

C-Class:
Net assets	$56,080
Capital shares outstanding	1,694
Net asset value per share	$33.11

H-Class:
Net assets	$4,220,490
Capital shares outstanding	107,752
Net asset value per share	$39.17

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
COMMODITIES STRATEGY FUND

Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$8,235
Interest	8,347
Total investment income	16,582

Expenses:
Management fees	12,914
Distribution and service fees:
A-Class	463
C-Class	352
H-Class	3,085
Transfer agent and administrative fees	3,912
Registration fees	1,860
Portfolio accounting fees	1,454
Professional fees	1,317
Trustees’ fees*	412
Custodian fees	251
Miscellaneous	350
Total expenses	26,370
Less:
Expenses waived by Adviser	(2,547)
Net expenses	23,823
Net investment loss	(7,241)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	$(5,437)
Futures contracts	(740,019)
Net realized loss	(745,456)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6
Investments in affiliated issuers	1,922
Futures contracts	(155,626)
Net change in unrealized appreciation (depreciation)	(153,698)
Net realized and unrealized loss	(899,154)
Net decrease in net assets resulting from operations	$(906,395)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,241)	$42,840
Net realized gain (loss) on investments	(745,456)	817,745
Net change in unrealized appreciation (depreciation) on investments	(153,698)	451,456
Net increase (decrease) in net assets resulting from operations	(906,395)	1,312,041

Distributions to shareholders:
A-Class	—	(5,520)
C-Class	—	(702)
H-Class	—	(36,354)
Total distributions to shareholders	—	(42,576)

Capital share transactions:
Proceeds from sale of shares
A-Class	46,306	697,465
C-Class	335	77,324
H-Class	4,948,302	31,229,415
Distributions reinvested
A-Class	—	4,825
C-Class	—	686
H-Class	—	35,752
Cost of shares redeemed
A-Class	(151,185)	(1,049,147)
C-Class	(18,627)	(89,894)
H-Class	(4,971,549)	(36,245,145)
Net decrease from capital share transactions	(146,418)	(5,338,719)
Net decrease in net assets	(1,052,813)	(4,069,254)

Net assets:
Beginning of period	5,613,667	9,682,921
End of period	$4,560,854	$5,613,667

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital share activity:
Shares sold
A-Class	1,249	11,634
C-Class	11	1,510
H-Class	126,723	535,338
Shares issued from reinvestment of distributions
A-Class	—	81
C-Class	—	14
H-Class	—	600
Shares redeemed
A-Class	(3,680)	(17,593)
C-Class	(459)	(1,782)
H-Class	(99,346)	(619,568)
Net increase (decrease) in shares	24,498	(89,766)

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]	Year Ended Dec. 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$61.06	$53.27	$88.34	$85.75	$77.58	$118.46
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	.36	.39	(.22)	(.09)	(1.32)
Net gain (loss) on investments (realized and unrealized)	(21.84)	7.88	(11.90)	4.13	8.26	(39.56)
Total from investment operations	(21.92)	8.24	(11.51)	3.91	8.17	(40.88)
Less distributions from:
Net investment income	—	(.45)	(23.56)	(1.32)	—	—
Total distributions	—	(.45)	(23.56)	(1.32)	—	—
Net asset value, end of period	$39.14	$61.06	$53.27	$88.34	$85.75	$77.58

Total Return[c]	(35.90%)	15.47%	(15.47%)	4.68%	10.59%	(34.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$284	$592	$830	$819	$875	$621
Ratios to average net assets:
Net investment income (loss)	(0.35%)	0.60%	0.44%	(0.28%)	(1.02%)	(1.26%)
Total expenses[d]	1.81%	1.88%	1.81%	1.73%	1.77%	1.75%
Net expenses[e]	1.62%	1.73%	1.68%	1.63%	1.65%	1.62%
Portfolio turnover rate	4%	—	65%	25%	208%	486%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]	Year Ended Dec. 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$51.84	$45.63	$79.89	$78.32	$71.38	$109.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.07)	(.41)	(.70)	(.11)	(1.92)
Net gain (loss) on investments (realized and unrealized)	(18.52)	6.73	(10.29)	3.59	7.05	(36.49)
Total from investment operations	(18.73)	6.66	(10.70)	2.89	6.94	(38.41)
Less distributions from:
Net investment income	—	(.45)	(23.56)	(1.32)	—	—
Total distributions	—	(.45)	(23.56)	(1.32)	—	—
Net asset value, end of period	$33.11	$51.84	$45.63	$79.89	$78.32	$71.38

Total Return[c]	(36.13%)	14.61%	(16.11%)	3.80%	9.66%	(34.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56	$111	$110	$332	$482	$502
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(0.13%)	(0.49%)	(0.94%)	(1.48%)	(1.95%)
Total expenses[d]	2.58%	2.63%	2.55%	2.48%	2.51%	2.49%
Net expenses[e]	2.39%	2.48%	2.42%	2.36%	2.38%	2.35%
Portfolio turnover rate	4%	—	65%	25%	208%	486%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]	Year Ended Dec. 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$61.10	$53.31	$88.39	$85.82	$77.69	$118.68
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	.35	.25	(.25)	(.07)	(1.32)
Net gain (loss) on investments (realized and unrealized)	(21.81)	7.89	(11.77)	4.14	8.20	(39.67)
Total from investment operations	(21.93)	8.24	(11.52)	3.89	8.13	(40.99)
Less distributions from:
Net investment income	—	(.45)	(23.56)	(1.32)	—	—
Total distributions	—	(.45)	(23.56)	(1.32)	—	—
Net asset value, end of period	$39.17	$61.10	$53.31	$88.39	$85.82	$77.69

Total Return	(35.89%)	15.48%	(15.50%)	4.65%	10.52%	(34.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,220	$4,911	$8,744	$6,002	$7,386	$8,555
Ratios to average net assets:
Net investment income (loss)	(0.50%)	0.59%	0.27%	(0.31%)	(0.87%)	(1.33%)
Total expenses[d]	1.79%	1.89%	1.81%	1.74%	1.74%	1.75%
Net expenses[e]	1.62%	1.74%	1.68%	1.65%	1.62%	1.63%
Portfolio turnover rate	4%	—	65%	25%	208%	486%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:12 reverse share split effective October 28, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2020, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

At June 30, 2020, A-Class, C-Class, H-Class, P-Class, and Institutional Class have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2020	% of Net Assets of the Fund at June 30, 2020
Multi-Hedge Strategies Fund	09/18/09	$1,214,112	2.3%
Commodities Strategy Fund	09/08/09	893,000	19.6%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

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The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or

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depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2020, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2020.

(m) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

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For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. A Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Multi-Hedge Strategies Fund	Hedge, Income	$68,748	$—

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

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The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration,Hedge, Index exposure, Leverage, Liquidity, Speculation	$38,226,865	$30,677,915
Commodities Strategy Fund	Index exposure, Liquidity	2,492,790	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation, Income	$21,753,270	$17,983,988

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2020
Multi-Hedge Strategies Fund	$33,231	$506,207	$2,458	$100,382	$107,420	$749,698
Commodities Strategy Fund	—	—	—	—	36,130	36,130

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2020
Multi-Hedge Strategies Fund	$33,211	$295,973	$89,570	$5,069	$66,946	$490,769

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2020:

Realized Gain (Loss) on Derivatives Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Multi-Hedge Strategies Fund	$335,719	$1,978,887	$(558,086)	$566,710	$436,285	$4,024	$2,763,539
Commodities Strategy Fund	—	—	—	—	(740,019)	—	(740,019)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Multi-Hedge Strategies Fund	$157,939	$(969,695)	$(48,477)	$101,488	$55,898	$—	$(702,847)
Commodities Strategy Fund	—	—	—	—	(155,626)	—	(155,626)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$506,207	$—	$506,207	$(295,973)	$—	$210,234

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$295,973	$—	$295,973	$(295,973)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	$1,048,516	$—
Commodities Strategy Fund	Goldman Sachs Group	Futures contracts	508,405	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trutees for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $6,401 and $2,006, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, P-Class Shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed

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0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2020, GFD retained sales charges of $102,427 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $4,364 and $541, respectively, related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At June 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bond
0.07%			0.13%
Due 07/01/20	$140,147,575	$140,147,848	01/15/23	$139,415,756	$142,951,084

BofA Securities, Inc.			U.S. Treasury Strip
0.07%			0.00%
Due 07/01/20	58,041,455	58,041,568	05/15/38	71,590,305	57,505,628

			U.S. Treasury Floating Rate Note
			0.46%
			10/31/21	1,689,900	1,696,656
				73,280,205	59,202,284

Barclays Capital, Inc.			U.S. Treasury Note
0.07%			1.50%
Due 07/01/20	54,558,968	54,559,074	09/30/24	52,636,600	55,650,230

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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The Funds intend to invest up to 25% of their assets in the respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Multi-Hedge Strategies Fund	$43,113,024	$1,532,930	$(1,900,672)	$(367,742)
Commodities Strategy Fund	5,211,028	—	(1,131,344)	(1,131,344)

Note 8 – Securities Transactions

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$37,624,479	$34,151,696
Commodities Strategy Fund	30,000	1,260,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is

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effected at the current market price to save costs, where permissible. For the period ended June 30, 2020, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75, 000,000 line of credit from U.S. Bank, N.A., which expired on June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.84% for the period ended June 30, 2020. The Funds did not have any borrowings outstanding under this agreement at June 30, 2020.

The average daily balances borrowed for the period ended June 30, 2020, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$19

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the

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complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

● Banking Fund* ● Biotechnology Fund* ● Consumer Products Fund*	● Basic Materials Fund* ● Commodities Strategy Fund ● Dow Jones Industrial Average Fund

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OTHER INFORMATION (Unaudited)(continued)

● Electronics Fund*

● Emerging Markets Bond Strategy Fund

● Energy Services Fund*

● Financial Services Fund*

● Health Care Fund*

● Internet Fund*

● Inverse Government Long Bond Strategy Fund

● Inverse Mid-Cap Strategy Fund

● Inverse Russell 2000 Strategy Fund

● Japan 2x Strategy Fund

● Guggenheim Long Short Equity Fund
(“Long Short Equity Fund”)**

● Mid-Cap 1.5x Strategy Fund

● Guggenheim Multi-Hedge Strategies Fund (“Multi-Hedge Strategies Fund”)**

● Nova Fund

● Real Estate Fund

● Russell 2000 1.5x Strategy Fund

● S&P 500 Fund

● S&P 500 Pure Value Fund

● S&P MidCap 400 Pure Value Fund

● S&P SmallCap 600 Pure Value Fund

● Technology Fund*

● Emerging Markets 2x Strategy Fund

● Energy Fund*

● Europe 1.25x Strategy Fund

● Government Long Bond 1.2x Strategy Fund

● High Yield Strategy Fund

● Inverse Emerging Markets 2x Strategy Fund

● Inverse High Yield Strategy Fund

● Inverse NASDAQ-100 Strategy Fund

● Inverse S&P 500 Strategy Fund

● Leisure Fund*

● Guggenheim Managed Futures Strategy Fund (“Managed Futures Strategy Fund”)**

● Monthly Rebalance NASDAQ-100 2x Strategy Fund

● NASDAQ-100 Fund

● Precious Metals Fund*

● Retailing Fund*

● Russell 2000 Fund

● S&P 500 Pure Growth Fund

● S&P MidCap 400 Pure Growth Fund

● S&P SmallCap 600 Pure Growth Fund

● Strengthening Dollar 2x Strategy Fund

● Telecommunications Fund*

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OTHER INFORMATION (Unaudited)(continued)

● Transportation Fund* ● U.S. Government Money Market Fund	● Utilities Fund* ● Weakening Dollar 2x Strategy Fund

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund (other than the Alternative Funds) (each, a “Tradable Fund” and collectively, the “Tradable Funds”)2 is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct objective performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed objective performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the

[2]	Note that the Tradable Funds include the Sector Funds and the Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing

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for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2019, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index

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or Guggenheim-constructed performance benchmark for the five-year, three-year and one-year periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2020.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund, for the five-year and three-year periods ended December 31, 2019, as applicable, noting the Adviser’s view that such five-year and three-year periods are a reasonable proxy for anticipated levels of tracking error. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2019, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for the Commodities Strategy Fund, a comparison to a peer group identified in the FUSE report consisting of both actively-managed and index-based commodity funds and, for the Emerging

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Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report consisting of actively-managed emerging markets bond funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year and three-year periods ended December 31, 2019, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar strategies that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2019, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the third quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 88th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s high positive allocation to value and short on growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee took into

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account management’s statement that, since 2018, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and adding a macro overlay to better incorporate Guggenheim’s market views. The Committee also took note of improving performance, noting that one-year performance as of March 31, 2020 ranked in the 62nd percentile.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 92nd and 34th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the poor performance of the Fund’s previous dedicated trend-following strategy in 2016, during which time trend-following models were routinely hurt by the frequent whipsawing in the market, particularly in commodities. The Committee took into account management’s statement that the Fund changed its underlying investment model in 2017, moving to a more diversified, systematic multi-model system that employs a core-satellite approach, resulting in more competitive performance over the three-year and one-year time periods. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings improved to the 76th and 28th percentiles, respectively, and that one-year performance ranked in the 43rd percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds, each of which is charged the same advisory fee as the corresponding Fund.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that the contractual advisory fee for each Fund’s Class H shares was equal to or lower than the contractual advisory fee charged to the peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, although the Fund’s contractual advisory fee, net effective management fee and total net expense ratio are higher than those of the comparable peer fund, the Fund’s total net expense ratio is similar to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar investment strategies, but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (94th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (38th percentile) of its peer group.

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With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. The Committee took into account that, in June 2018, the Adviser implemented breakpoints for the Tradable Funds, noting that each Fund’s

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advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect once the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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6.30.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RMFSF-SEMI-0620x1220

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	24
OTHER INFORMATION	41
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	53
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	60
LIQUIDITY RISK MANAGEMENT PROGRAM	64

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2020

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the semi-annual period ended June 30, 2020.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2020

The Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2020

The six-month period ended June 30, 2020, was an unprecedented time for markets. It was marked by extreme volatility, resulting from the COVID-19 pandemic, tempered by a swift and aggressive monetary policy response by the U.S. Federal Reserve (the “Fed”) and sweeping fiscal support that cushioned downside risk for the economy and especially for markets.

The mere announcement of the Fed’s Primary and Secondary Market Corporate Credit Facilities on March 23, 2020 and June 15, 2020, respectively, caused credit spreads, which had blown out dramatically, to stabilize and then tighten as the market interpreted the move as a backstop against defaults, with most credits trading in their 80th percentile since. With credit markets shored up, equity markets have regained almost all of their lost ground. The Standard & Poor’s 500® (“S&P 500®”) index, which began the year at 3,230, peaked at 3,386 on February 19, 2020 before plummeting to 2,237 on March 23, 2020, the day of the Fed’s first announced facility. By June 30, 2020, the index had recovered to 3,100. The total return for the six-months ended June 30, 2020 was -3.08%.

The U.S. budget deficit is approaching 25% of Gross Domestic Product (“GDP”), the highest since World War II, and the Fed has promised to use all available tools, including powerful new emergency credit market facilities, to support the recovery. But even this policy response cannot force consumers to spend, or businesses to invest, amid staggering uncertainty. Moreover, future rounds of fiscal stimulus may be needed to avoid a series of fiscal cliffs as temporary measures expire. Future stimulus could also be more politically contentious, especially with the November election approaching, social unrest increasing and markets cheering sequential improvement in the economic data. And as the events of the global financial crisis and the ensuing European debt crisis illustrated, the persistence of macro stress means the risk of a systemic credit event is elevated. As fragility builds, we are watching developments in emerging markets particularly closely as a potential catalyst for a broader, systemic shock.

Meanwhile, joblessness has surged, with the fall in U.S. employment in April 2020 alone representing a 40 standard deviation shock, erasing jobs gained during the preceding 21 years. Rehiring activity turned the labor market tide in May and June 2020, but as personal, small business and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which may stunt a recovery.

Overshadowing everything is the COVID-19 pandemic, which caused a steeper plunge in U.S. output and employment in two months (in both cases roughly 16% un-annualized) than during the first two years of the Great Depression. Real GDP leads core inflation by about 18 months, suggesting that inflation may also fall sharply in coming quarters. Reopening measures have supported a strong uptick in economic activity since April, but we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced and administered across the globe. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Indeed, the premature easing of lockdowns and a lax adherence to social distancing guidelines are resulting in a resurgence of new

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ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2020

infections in the United States, reflecting the combination of millions of cases and limited testing and tracing capabilities. Recent trends do not bode well for the fall, when the start of the school year could boost social interactions and the return of flu season might strain healthcare capacity.

For the six months ended June 30, 2020, the S&P 500® Index* returned -3.08%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -11.34%. The return of the MSCI Emerging Markets Index* was -9.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.14% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -3.80%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2019 and ending June 30, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.77%	1.00%	$ 1,000.00	$ 1,010.00	$ 8.85
C-Class	2.51%	0.59%	1,000.00	1,005.90	12.52
P-Class	1.78%	1.05%	1,000.00	1,010.50	8.90
Institutional Class	1.52%	1.13%	1,000.00	1,011.30	7.60

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.77%	5.00%	$ 1,000.00	$ 1,016.06	$ 8.87
C-Class	2.51%	5.00%	1,000.00	1,012.38	12.56
P-Class	1.78%	5.00%	1,000.00	1,016.01	8.92
Institutional Class	1.52%	5.00%	1,000.00	1,017.30	7.62

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2019 to June 30, 2020.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2020

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	19.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.8%
Guggenheim Strategy Fund II	10.2%
Total	41.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2020

Average Annual Returns*

Periods Ended June 30, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	1.00%	2.41%	(2.15%)	(1.45%)
A-Class Shares with sales charge‡	(3.82%)	(2.45%)	(3.10%)	(1.93%)
C-Class Shares	0.59%	1.60%	(2.89%)	(2.19%)
C-Class Shares with CDSC§	(0.41%)	0.60%	(2.89%)	(2.19%)
P-Class Shares	1.05%	2.46%	(2.11%)	(1.43%)
Institutional Class Shares	1.13%	2.66%	(1.90%)	(1.20%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.60%	1.63%	1.19%	0.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 41.3%
Guggenheim Strategy Fund III[1]	261,174	$6,477,111
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	398,367	3,951,804
Guggenheim Strategy Fund II1	139,303	3,444,954
Total Mutual Funds
(Cost $13,880,986)		13,873,869

	Face Amount
U.S. TREASURY BILLS†† - 7.3%
U.S. Treasury Bills
0.15% due 07/23/20[2,3]	$2,438,000	2,437,818
Total U.S. Treasury Bills
(Cost $2,437,768)		2,437,818
REPURCHASE AGREEMENTS††,4 - 49.6%
J.P. Morgan Securities LLC issued 06/30/20 at 0.07% due 07/01/20	9,235,485	9,235,485
BofA Securities, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,824,832	3,824,832
Barclays Capital, Inc. issued 06/30/20 at 0.07% due 07/01/20	3,595,343	3,595,343
Total Repurchase Agreements
(Cost $16,655,660)		16,655,660

Total Investments - 98.2%
(Cost $32,974,414)		$32,967,347
Other Assets & Liabilities, net - 1.8%		598,739
Total Net Assets - 100.0%		$33,566,086

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	85	Sep 2020	$10,687,422	$31,424
U.S. Treasury 10 Year Note Futures Contracts	39	Sep 2020	5,427,094	25,434
Australian Government 10 Year Bond Futures Contracts	90	Sep 2020	9,213,073	24,914
Long Gilt Futures Contracts††	25	Sep 2020	4,256,967	21,781
Canadian Government 10 Year Bond Futures Contracts	53	Sep 2020	6,006,130	21,045
U.S. Treasury 2 Year Note Futures Contracts	154	Sep 2020	34,006,328	19,592
U.S. Treasury Long Bond Futures Contracts	16	Sep 2020	2,856,000	13,870
Euro - Bund Futures Contracts	9	Sep 2020	1,782,095	8,257
Euro - BTP Italian Government Bond Futures Contracts††	5	Sep 2020	806,676	4,335
U.S. Treasury Ultra Long Bond Futures Contracts	3	Sep 2020	654,281	1,772
Australian Government 3 Year Bond Futures Contracts	355	Sep 2020	28,678,355	1,325
Euro - Bobl Futures Contracts	2	Sep 2020	303,226	(162)
Euro - 30 year Bond Futures Contracts	1	Sep 2020	245,431	(2,467)
			$104,923,078	$171,120

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Corn Futures Contracts	114	Sep 2020	$1,942,275	$72,474
Gold 100 oz. Futures Contracts	7	Aug 2020	1,258,530	51,819
LME Lead Futures Contracts	3	Aug 2020	132,694	3,260
Brent Crude Futures Contracts	2	Jul 2020	82,700	2,037
Natural Gas Futures Contracts	13	Aug 2020	232,830	1,987
Silver Futures Contracts	1	Sep 2020	92,850	1,567
Soybean Meal Futures Contracts	6	Dec 2020	177,720	1,565
Gasoline RBOB Futures Contracts	17	Sep 2020	792,968	(270)
Live Cattle Futures Contracts	27	Aug 2020	1,042,470	(403)
WTI Crude Futures Contracts	1	Jul 2020	39,350	(483)
Soybean Oil Futures Contracts	8	Dec 2020	137,808	(587)
Natural Gas Futures Contracts	49	Jul 2020	859,460	(12,190)
Sugar #11 Futures Contracts	164	Apr 2021	2,257,427	(14,275)
			$9,049,082	$106,501
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	4	Sep 2020	$810,700	$32,374
DAX Index Futures Contracts	1	Sep 2020	346,774	12,339
S&P 500 Index Mini Futures Contracts	2	Sep 2020	308,425	8,472
Amsterdam Index Futures Contracts	2	Jul 2020	251,995	7,101
CAC 40 10 Euro Index Futures Contracts	2	Jul 2020	110,936	2,609
Tokyo Stock Price Index Futures Contracts	1	Sep 2020	144,200	1,678
SPI 200 Index Futures Contracts	1	Sep 2020	101,463	388
Dow Jones Industrial Average Index Mini Futures Contracts	1	Sep 2020	128,215	(197)
CBOE Volatility Index Futures Contracts	11	Nov 2020	336,050	(6,704)
MSCI Taiwan Stock Index Futures Contracts	27	Jul 2020	1,165,050	(7,186)
HSCEI Index Futures Contracts††	4	Jul 2020	247,351	(8,579)
CBOE Volatility Index Futures Contracts	56	Dec 2020	1,626,800	(27,002)
			$5,577,959	$15,293
Currency Futures Contracts Purchased†
Australian Dollar Futures Contracts	1	Sep 2020	$69,020	$(420)
New Zealand Dollar Futures Contracts	10	Sep 2020	645,200	(1,137)
Canadian Dollar Futures Contracts	20	Sep 2020	1,473,400	(8,009)
Japanese Yen Futures Contracts	26	Sep 2020	3,012,750	(15,842)
British Pound Futures Contracts	22	Sep 2020	1,704,313	(20,690)
			$6,904,683	$(46,098)

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Mexican Peso Futures Contracts	38	Sep 2020	$818,330	$33,548
British Pound Futures Contracts	19	Sep 2020	1,471,906	17,919
Canadian Dollar Futures Contracts	23	Sep 2020	1,694,410	8,997
Japanese Yen Futures Contracts	9	Sep 2020	1,042,875	5,955
Australian Dollar Futures Contracts	8	Sep 2020	552,160	797
Euro FX Futures Contracts	2	Sep 2020	281,313	(593)
Swiss Franc Futures Contracts	42	Sep 2020	5,552,925	(10,469)
			$11,413,919	$56,154
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	40	Oct 2020	$1,322,400	$29,876
Hang Seng Index Futures Contracts††	3	Jul 2020	467,315	13,029
CBOE Volatility Index Futures Contracts	7	Aug 2020	221,900	9,602
S&P 500 Index Mini Futures Contracts	1	Sep 2020	154,212	1,323
S&P MidCap 400 Index Mini Futures Contracts	1	Sep 2020	177,800	188
Euro STOXX 50 Index Futures Contracts	2	Sep 2020	72,586	46
Russell 2000 Index Mini Futures Contracts	1	Sep 2020	71,820	(127)
IBEX 35 Index Futures Contracts††	2	Jul 2020	162,609	(1,537)
OMX Stockholm 30 Index Futures Contracts††	3	Jul 2020	53,915	(1,543)
CAC 40 10 Euro Index Futures Contracts	1	Jul 2020	55,468	(1,759)
SPI 200 Index Futures Contracts	1	Sep 2020	101,463	(1,797)
FTSE 100 Index Futures Contracts	7	Sep 2020	532,874	(3,002)
DAX Index Futures Contracts	1	Sep 2020	346,774	(7,911)
			$3,741,136	$36,388
Interest Rate Futures Contracts Sold Short†
Euro - OATS Futures Contracts††	3	Sep 2020	$564,022	$1,247
Long Gilt Futures Contracts††	14	Sep 2020	2,383,901	947
Euro - Bobl Futures Contracts	3	Sep 2020	454,839	(1,346)
Euro - Schatz Futures Contracts	99	Sep 2020	12,476,537	(3,604)
Euro - Bund Futures Contracts	40	Sep 2020	7,920,423	(13,851)
			$23,799,722	$(16,607)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short†
Lean Hogs Futures Contracts	16	Aug 2020	$312,640	$37,116
Natural Gas Futures Contracts	19	Jul 2020	333,260	17,359
Sugar #11 Futures Contracts	141	Feb 2021	1,983,475	16,027
Hard Red Winter Wheat Futures Contracts	13	Sep 2020	286,325	6,350
Cocoa Futures Contracts	7	Sep 2020	152,950	4,768
Sugar #11 Futures Contracts	14	Sep 2020	187,690	2,470
Wheat Futures Contracts	18	Sep 2020	443,025	1,111
Soybean Oil Futures Contracts	9	Dec 2020	155,034	1,107
Gasoline RBOB Futures Contracts	14	Jul 2020	709,892	708
Live Cattle Futures Contracts	6	Aug 2020	231,660	512
Low Sulphur Gas Oil Futures Contracts	10	Aug 2020	355,250	475
LME Nickel Futures Contracts	2	Aug 2020	153,378	(306)
Live Cattle Futures Contracts	32	Dec 2020	1,328,640	(1,779)
WTI Crude Futures Contracts	1	Jul 2020	39,350	(1,933)
Soybean Meal Futures Contracts	13	Dec 2020	385,060	(2,629)
Brent Crude Futures Contracts	2	Jul 2020	82,700	(2,753)
LME Lead Futures Contracts	3	Aug 2020	132,694	(2,946)
Natural Gas Futures Contracts	80	Sep 2020	1,509,600	(2,954)
NY Harbor ULSD Futures Contracts	4	Jul 2020	199,786	(3,383)
LME Zinc Futures Contracts	7	Aug 2020	357,350	(3,959)
Copper Futures Contracts	3	Sep 2020	204,637	(4,188)
Cattle Feeder Futures Contracts	3	Aug 2020	199,875	(4,244)
Cotton #2 Futures Contracts	12	Dec 2020	366,000	(4,818)
Soybean Futures Contracts	16	Nov 2020	705,600	(5,652)
Coffee ‘C’ Futures Contracts	6	Sep 2020	227,587	(6,973)
LME Primary Aluminum Futures Contracts	24	Aug 2020	964,950	(17,535)
Corn Futures Contracts	78	Sep 2020	1,328,925	(28,604)
Corn Futures Contracts	160	Mar 2021	2,886,000	(101,301)
			$16,223,333	$(107,954)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2020.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2020
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2020 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$13,873,869	$—	$—	$13,873,869
U.S. Treasury Bills	—	2,437,818	—	2,437,818
Repurchase Agreements	—	16,655,660	—	16,655,660
Commodity Futures Contracts**	222,712	—	—	222,712
Interest Rate Futures Contracts**	147,633	28,310	—	175,943
Equity Futures Contracts**	105,996	13,029	—	119,025
Currency Futures Contracts**	67,216	—	—	67,216
Total Assets	$14,417,426	$19,134,817	$—	$33,552,243

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$224,165	$—	$—	$224,165
Equity Futures Contracts**	55,685	11,659	—	67,344
Currency Futures Contracts**	57,160	—	—	57,160
Interest Rate Futures Contracts**	21,430	—	—	21,430
Total Liabilities	$358,440	$11,659	$—	$370,099

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2020
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended June 30, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/20	Shares 06/30/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,666,613	$9,742,954	$(10,850,000)	$(169,555)	$54,942	$3,444,954	139,303	$43,217
Guggenheim Strategy Fund III	9,534,979	89,791	(3,150,000)	(53,673)	56,014	6,477,111	261,174	90,263
Guggenheim Ultra Short Duration Fund — Institutional Class	7,222,483	8,353,522	(11,500,000)	(138,403)	14,202	3,951,804	398,367	53,860
	$21,424,075	$18,186,267	$(25,500,000)	$(361,631)	$125,158	$13,873,869		$187,340

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MANAGED FUTURES STRATEGY FUND

June 30, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $2,437,768)	$2,437,818
Investments in affiliated issuers, at value (cost $13,880,986)	13,873,869
Repurchase agreements, at value (cost $16,655,660)	16,655,660
Segregated cash with broker	1,024,241
Receivables:
Securities sold	40,783
Dividends	19,592
Fund shares sold	4,451
Interest	32
Total assets	34,056,446

Liabilities:
Due to custodian	3,087
Payable for:
Variation margin on futures contracts	371,186
Securities purchased	22,350
Management fees	19,971
Fund shares redeemed	9,492
Transfer agent and administrative fees	6,210
Distribution and service fees	4,850
Portfolio accounting fees	2,309
Trustees’ fees*	680
Miscellaneous	50,225
Total liabilities	490,360
Commitments and contingent liabilities (Note 10)	—
Net assets	$33,566,086

Net assets consist of:
Paid in capital	$74,978,449
Total distributable earnings (loss)	(41,412,363)
Net assets	$33,566,086

A-Class:
Net assets	$6,678,840
Capital shares outstanding	348,743
Net asset value per share	$19.15
Maximum offering price per share (Net asset value divided by 95.25%)	$20.10

C-Class:
Net assets	$1,464,545
Capital shares outstanding	85,475
Net asset value per share	$17.13

P-Class:
Net assets	$14,484,597
Capital shares outstanding	754,371
Net asset value per share	$19.20

Institutional Class:
Net assets	$10,938,104
Capital shares outstanding	555,252
Net asset value per share	$19.70

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MANAGED FUTURES STRATEGY FUND

Six Months Ended June 30, 2020

Investment Income:
Dividends from securities of affiliated issuers	$187,340
Interest	24,711
Total investment income	212,051

Expenses:
Management fees	157,281
Distribution and service fees:
A-Class	9,056
C-Class	7,955
P-Class	19,492
Transfer agent and administrative fees	43,508
Registration fees	27,818
Portfolio accounting fees	16,174
Professional fees	11,703
Trustees’ fees*	4,310
Custodian fees	2,655
Miscellaneous	2,346
Total expenses	302,298
Less:
Expenses waived by Adviser	(19,126)
Net expenses	283,172
Net investment loss	(71,121)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$11
Investments in affiliated issuers	(361,631)
Futures contracts	486,487
Foreign currency transactions	(577)
Net realized gain	124,290
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	128
Investments in affiliated issuers	125,158
Futures contracts	352,238
Foreign currency translations	(92)
Net change in unrealized appreciation (depreciation)	477,432
Net realized and unrealized gain	601,722
Net increase in net assets resulting from operations	$530,601

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(71,121)	$262,823
Net realized gain on investments	124,290	2,552,599
Net change in unrealized appreciation (depreciation) on investments	477,432	(723,368)
Net increase in net assets resulting from operations	530,601	2,092,054

Capital share transactions:
Proceeds from sale of shares
A-Class	1,797,775	4,902,512
C-Class	112,456	88,090
P-Class	50,619,221	4,724,755
Institutional Class	5,716,230	3,973,680
Cost of shares redeemed
A-Class	(2,249,605)	(5,060,110)
C-Class	(479,147)	(3,001,984)
P-Class	(47,414,607)	(8,419,838)
Institutional Class	(2,055,239)	(4,969,114)
Net increase (decrease) from capital share transactions	6,047,084	(7,762,009)
Net increase (decrease) in net assets	6,577,685	(5,669,955)

Net assets:
Beginning of period	26,988,401	32,658,356
End of period	$33,566,086	$26,988,401

Capital share activity:
Shares sold
A-Class	93,648	253,438
C-Class	6,488	5,252
P-Class	2,629,421	249,695
Institutional Class	289,899	198,858
Shares redeemed
A-Class	(115,860)	(267,264)
C-Class	(27,606)	(179,550)
P-Class	(2,451,008)	(446,211)
Institutional Class	(104,034)	(255,769)
Net increase (decrease) in shares	320,948	(441,551)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$18.96	$17.65	$19.19	$18.71	$23.21	$24.12
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	.15	.15	.04	— [c]	(.14)
Net gain (loss) on investments (realized and unrealized)	.23	1.16	(1.69)	1.34	(3.53)	(.15)
Total from investment operations	.19	1.31	(1.54)	1.38	(3.53)	(.29)
Less distributions from:
Net investment income	—	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$19.15	$18.96	$17.65	$19.19	$18.71	$23.21

Total Return[d]	1.00%	7.42%	(8.03%)	7.41%	(15.18%)	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,679	$7,033	$6,793	$10,621	$22,734	$27,828
Ratios to average net assets:
Net investment income (loss)	(0.45%)	0.82%	0.80%	0.21%	(0.02%)	(0.57%)
Total expenses[e]	1.89%	1.90%	1.84%	1.78%	1.84%	1.77%
Net expenses[f]	1.77%	1.80%	1.79%	1.72%	1.76%	1.69%
Portfolio turnover rate	94%	26%	21%	68%	16%	24%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$17.03	$15.97	$17.49	$17.26	$21.65	$22.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	.01	.01	(.10)	(.16)	(.30)
Net gain (loss) on investments (realized and unrealized)	.20	1.05	(1.53)	1.23	(3.26)	(.14)
Total from investment operations	.10	1.06	(1.52)	1.13	(3.42)	(.44)
Less distributions from:
Net investment income	—	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$17.13	$17.03	$15.97	$17.49	$17.26	$21.65

Total Return[d]	0.59%	6.64%	(8.69%)	6.64%	(15.81%)	(1.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,465	$1,815	$4,485	$8,234	$11,245	$21,272
Ratios to average net assets:
Net investment income (loss)	(1.19%)	0.06%	0.04%	(0.56%)	(0.81%)	(1.32%)
Total expenses[e]	2.63%	2.65%	2.59%	2.53%	2.61%	2.52%
Net expenses[f]	2.51%	2.57%	2.53%	2.47%	2.54%	2.44%
Portfolio turnover rate	94%	26%	21%	68%	16%	24%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$19.00	$17.70	$19.23	$18.71	$23.20	$24.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	.15	.15	.06	(.01)	(.14)
Net gain (loss) on investments (realized and unrealized)	.25	1.15	(1.68)	1.36	(3.51)	(.15)
Total from investment operations	.20	1.30	(1.53)	1.42	(3.52)	(.29)
Less distributions from:
Net investment income	—	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$19.20	$19.00	$17.70	$19.23	$18.71	$23.20

Total Return	1.05%	7.34%	(7.96%)	7.68%	(15.18%)	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,485	$10,946	$13,669	$21,426	$77,859	$165,086
Ratios to average net assets:
Net investment income (loss)	(0.48%)	0.82%	0.80%	0.29%	(0.07%)	(0.57%)
Total expenses[e]	1.90%	1.90%	1.84%	1.78%	1.87%	1.77%
Net expenses[f]	1.78%	1.81%	1.78%	1.72%	1.79%	1.69%
Portfolio turnover rate	94%	26%	21%	68%	16%	24%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended June 30, 2020[a]	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Per Share Data
Net asset value, beginning of period	$19.48	$18.09	$19.61	$19.07	$23.56	$24.41
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.21	.20	.08	.04	(.08)
Net gain (loss) on investments (realized and unrealized)	.24	1.18	(1.72)	1.36	(3.56)	(.15)
Total from investment operations	.22	1.39	(1.52)	1.44	(3.52)	(.23)
Less distributions from:
Net investment income	—	—	—	(.90)	(.97)	(.62)
Total distributions	—	—	—	(.90)	(.97)	(.62)
Net asset value, end of period	$19.70	$19.48	$18.09	$19.61	$19.07	$23.56

Total Return	1.13%	7.68%	(7.75%)	7.69%	(14.95%)	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,938	$7,195	$7,711	$10,339	$6,151	$9,029
Ratios to average net assets:
Net investment income (loss)	(0.20%)	1.07%	1.05%	0.41%	0.20%	(0.32%)
Total expenses[e]	1.64%	1.65%	1.59%	1.53%	1.61%	1.52%
Net expenses[f]	1.52%	1.55%	1.54%	1.46%	1.54%	1.44%
Portfolio turnover rate	94%	26%	21%	68%	16%	24%

[a]	Unaudited figures for the period ended June 30, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2020, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund (the “Fund”), a diversified investment company. At June 30, 2020, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2020	% of Net Assets of the Fund at June 30, 2020
05/01/08	$2,610,222	7.8%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2020.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$73,041,004	$56,560,255

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	—	Variation margin on futures contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2020:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2020
$119,025	$67,216	$175,943	$222,712	$584,896

Liability Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2020
$67,344	$57,160	$21,430	$224,165	$370,099

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(245,345)	$(1,106,823)	$1,081,298	$757,357	$486,487

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$67,566	$42,497	$291,905	$(49,730)	$352,238

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of June 30, 2020.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures Contracts	$1,024,241	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the Fund waived $11,717 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2020, GFD retained sales charges of $102,427 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2020, the Fund waived $7,409 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At June 30, 2020, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Inflation Indexed Bond
0.07%			0.13%
Due 07/01/20	$140,147,575	$140,147,848	01/15/23	$139,415,756	$142,951,084

BofA Securities, Inc.			U.S. Treasury Strip
0.07%			0.00%
Due 07/01/20	58,041,455	58,041,568	05/15/38	71,590,305	57,505,628
			U.S. Treasury Floating Rate Note
			0.46%
			10/31/21	1,689,900	1,696,656
				73,280,205	59,202,284

Barclays Capital, Inc.			U.S. Treasury Note
0.07%			1.50%
Due 07/01/20	54,558,968	54,559,074	09/30/24	52,636,600	55,650,230

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$33,550,351	$357,192	$(725,399)	$(368,207)

Note 8 – Securities Transactions

For the period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$18,186,267	$25,500,000

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2020, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

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Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired on June 8, 2020. On March 30, 2020, the Board approved increasing the line of credit from $75,000,000 to $150,000,000. On June 8, 2020, the line of credit agreement was renewed at the increased $150,000,000 amount and expires on June 7, 2021. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.84% for the period ended June 30, 2020. The Fund did not have any borrowings outstanding under this agreement at or during the period ended June 30, 2020.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund

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OTHER INFORMATION (Unaudited)(continued)

●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Guggenheim Long Short Equity Fund (“Long Short Equity Fund”)**	●	Guggenheim Managed Futures Strategy Fund (“Managed Futures Strategy Fund”)**
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	Guggenheim Multi-Hedge Strategies Fund (“Multi-Hedge Strategies Fund”)**	●	NASDAQ-100 Fund
●	Nova Fund	●	Precious Metals Fund*
●	Real Estate Fund	●	Retailing Fund*
●	Russell 2000 1.5x Strategy Fund	●	Russell 2000 Fund
●	S&P 500 Fund	●	S&P 500 Pure Growth Fund
●	S&P 500 Pure Value Fund	●	S&P MidCap 400 Pure Growth Fund
●	S&P MidCap 400 Pure Value Fund	●	S&P SmallCap 600 Pure Growth Fund
●	S&P SmallCap 600 Pure Value Fund	●	Strengthening Dollar 2x Strategy Fund
●	Technology Fund*	●	Telecommunications Fund*
●	Transportation Fund*	●	Utilities Fund*
●	U.S. Government Money Market Fund	●	Weakening Dollar 2x Strategy Fund

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively

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OTHER INFORMATION (Unaudited)(continued)

as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The

[1]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund (other than the Alternative Funds) (each, a “Tradable Fund” and collectively, the “Tradable Funds”)2 is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct objective performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed objective performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

[2]	Note that the Tradable Funds include the Sector Funds and the Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing objective performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The

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OTHER INFORMATION (Unaudited)(continued)

Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2019, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed performance benchmark for the five-year, three-year and one-year periods ended December 31, 2019, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2020.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs

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OTHER INFORMATION (Unaudited)(continued)

of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund, for the five-year and three-year periods ended December 31, 2019, as applicable, noting the Adviser’s view that such five-year and three-year periods are a reasonable proxy for anticipated levels of tracking error. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2019, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for the Commodities Strategy Fund, a comparison to a peer group identified in the FUSE report consisting of both actively-managed and index-based commodity funds and, for the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report consisting of actively-managed emerging markets bond funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year and three-year periods ended December 31, 2019, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar strategies that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2019, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the third quartile of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 88th and 82nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s high positive allocation to value and short on growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee took into account management’s statement that, since 2018, the Fund’s investment team has implemented enhancements to a number of components of the investment model used for the Fund, including revising expected risk models and security selection models, expanding the number of industry models used and adding a macro overlay to better incorporate Guggenheim’s market views. The Committee also took note of improving performance, noting that one-year performance as of March 31, 2020 ranked in the 62nd percentile.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 92nd and 34th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2019, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the poor

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OTHER INFORMATION (Unaudited)(continued)

performance of the Fund’s previous dedicated trend-following strategy in 2016, during which time trend-following models were routinely hurt by the frequent whipsawing in the market, particularly in commodities. The Committee took into account management’s statement that the Fund changed its underlying investment model in 2017, moving to a more diversified, systematic multi-model system that employs a core-satellite approach, resulting in more competitive performance over the three-year and one-year time periods. The Committee noted that, as of March 31, 2020, the five-year and three-year performance rankings improved to the 76th and 28th percentiles, respectively, and that one-year performance ranked in the 43rd percentile.

After reviewing the foregoing and other related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted that Guggenheim generally does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that the contractual advisory fee for each Fund’s Class H shares was equal to or lower

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

than the contractual advisory fee charged to the peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, although the Fund’s contractual advisory fee, net effective management fee and total net expense ratio are higher than those of the comparable peer fund, the Fund’s total net expense ratio is similar to that of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving its fees to the extent necessary to maintain the Fund’s stable net asset value.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Sector Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds with similar investment strategies, but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (50th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (94th percentile) of its peer group. The Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the second quartile (38th percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

With respect to the Tradable Funds, the Committee noted that the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. The Committee took into account that, in June 2018, the Adviser implemented breakpoints for the Tradable Funds, noting that each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect once the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative

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OTHER INFORMATION (Unaudited)(concluded)

Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2019	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee	Since 2019	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee	Since 2019	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

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governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every

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unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 8, 2020

* Print the name and title of each signing officer under his or her signature.